KPMG LLP
Two Financial Center
60 South Street
Boston, MA 02111

Report of Independent Registered Public Accounting Firm

To the Board of Directors of C.M. Life Insurance Company and Contract Owners of Panorama Plus Separate Account:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the sub-accounts listed in the Appendix that comprise Panorama Plus Separate Account (the Sub-Accounts), as of December 31, 2025, the related statements of operations and changes in net assets for each of the years listed in the Appendix, and the related notes (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Sub-Accounts as of December 31, 2025, the results of their operations, and changes in their net assets for each of the years listed in the Appendix, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Sub-Accounts’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Sub-Accounts in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Such procedures also included confirmation of securities owned as of December 31, 2025, by correspondence with the underlying mutual funds or their transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more C.M. Life Insurance Company separate account investment companies since 2004.

Boston, Massachusetts

March 10, 2026

LA2064	F-1

KPMG LLP, a Delaware limited liability partnership, and its subsidiaries are part of the KPMG global organization of independent member firms affiliated with KPMG

International Limited, a private English company limited by guarantee.

LA2064                                                                          F-2
Appendix A
Panorama Plus Separate Account was comprised of the following sub-accounts as of December 31, 2025.
Sub-Accounts

Fidelity® VIP Contrafund® Sub-Account
Invesco V.I. Core Plus Bond Sub-Account
Invesco V.I. Equity and Income Sub-Account*
Invesco V.I. International Growth Sub-Account*
Invesco V.I. U.S. Government Money Sub-Account
MML Fundamental Equity Sub-Account
MML Income & Growth Sub-Account
MML Managed Bond Sub-Account
MML Mid Cap Growth Sub-Account
MML Short-Duration Bond Sub-Account
* See Note 2 to the financial statements for the previous name of this sub-account.

See Notes to Financial Statements

Panorama Plus Separate Account
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2025

	Fidelity®		Invesco V.I.	Invesco V.I.	Invesco V.I.	MML	MML
	VIP	Invesco V.I.	Equity and	International	U.S. Government	Fundamental	Income &
	Contrafund®	Core Plus Bond	Income	Growth	Money	Equity	Growth
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
ASSETS
Investments
Number of shares	350,025	134,018	516,357	3,331,894	1,193,781	2,231,301	350,116
Identified cost	$16,523,595	$765,981	$8,932,220	$6,945,223	$1,193,781	$26,329,274	$3,383,700
Value	$20,963,006	$784,007	$9,433,834	$6,463,875	$1,193,781	$26,730,986	$3,098,523
Receivable from C.M. Life Insurance Company	—	—	—	—	—	—	—
Total assets	20,963,006	784,007	9,433,834	6,463,875	1,193,781	26,730,986	3,098,523

LIABILITIES
Payable to Annuitant mortality fluctuation fund reserve	2,657	230	9,352	3,563	313	27,419	2,296
Payable to C.M. Life Insurance Company	755	142	308	321	19	677	42
Total liabilities	3,412	372	9,660	3,884	332	28,096	2,338

NET ASSETS	$20,959,594	$783,635	$9,424,174	$6,459,991	$1,193,449	$26,702,890	$3,096,185

Net Assets:
Accumulation units - value	20,871,040	775,965	9,112,450	6,341,238	1,183,006	25,833,909	3,019,650
Contracts in payout (annuitization) period	88,554	7,670	311,724	118,753	10,443	868,981	76,535

Net assets	$20,959,594	$783,635	$9,424,174	$6,459,991	$1,193,449	$26,702,890	$3,096,185

Outstanding units
Contract owners	2,190,455	371,689	2,223,570	1,043,909	786,073	2,634,031	835,246

UNIT VALUE
Panorama Plus	$9.57	$2.11	$4.24	$6.19	$1.52	$10.14	$3.71
See Notes to Financial Statements

Panorama Plus Separate Account
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
December 31, 2025

	MML	MML	MML
	Managed	Mid Cap	Short-Duration
	Bond	Growth	Bond
	Sub-Account	Sub-Account	Sub-Account
ASSETS
Investments
Number of shares	127,268	1,185,026	37,437
Identified cost	$1,496,812	$14,371,197	$341,573
Value	$1,415,475	$11,791,013	$344,795
Receivable from C.M. Life Insurance Company	1	—	—
Total assets	1,415,476	11,791,013	344,795

LIABILITIES
Payable to Annuitant mortality fluctuation fund reserve	—	2,167	—
Payable to C.M. Life Insurance Company	—	219	4
Total liabilities	—	2,386	4

NET ASSETS	$1,415,476	$11,788,627	$344,791

Net Assets:
Accumulation units - value	1,415,476	11,716,401	344,791
Contracts in payout (annuitization) period	—	72,226	—

Net assets	$1,415,476	$11,788,627	$344,791

Outstanding units
Contract owners	1,006,777	1,267,540	292,928

UNIT VALUE
Panorama Plus	$1.41	$9.30	$1.18
See Notes to Financial Statements

Panorama Plus Separate Account
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
For The Year Ended December 31, 2025

	Fidelity®		Invesco V.I.	Invesco V.I.		Invesco V.I.	MML
	VIP	Invesco V.I.	Equity and	International	Invesco V.I.	U.S. Government	Fundamental
	Contrafund®	Core Plus Bond	Income	Growth	Main Street	Money	Equity
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Investment income
Dividends	$27,679	$33,114	$201,212	$22,797	$138,873	$43,026	$—

Expenses
Mortality and expense risk charge and
administrative expense charges	231,611	10,023	110,598	75,566	256,569	13,688	39,156

Net investment income (loss)	(203,932)	23,091	90,614	(52,769)	(117,696)	29,338	(39,156)

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	1,485,388	(146,475)	67,340	(199,215)	1,294,839	—	2,365
Realized gain distribution	3,220,127	—	511,128	611,406	1,588,350	—	—
Realized gain (loss)	4,705,515	(146,475)	578,468	412,191	2,883,189	—	2,365

Change in net unrealized appreciation
(depreciation) of investments	(878,041)	173,472	367,378	565,027	433,377	—	401,712

Net gain (loss) on investments	3,827,474	26,997	945,846	977,218	3,316,566	—	404,077

Net increase (decrease) in net assets
resulting from operations	3,623,542	50,088	1,036,460	924,449	3,198,870	29,338	364,921
See Notes to Financial Statements

Panorama Plus Separate Account
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
For The Year Ended December 31, 2025

	Fidelity®		Invesco V.I.	Invesco V.I.		Invesco V.I.	MML
	VIP	Invesco V.I.	Equity and	International	Invesco V.I.	U.S. Government	Fundamental
	Contrafund®	Core Plus Bond	Income	Growth	Main Street	Money	Equity
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Capital transactions:
Transfers of net premiums	15,028	—	27,232	12,237	10,039	7,500	1,123
Transfers due to death benefits	(608,806)	—	(402,987)	(78,418)	(149,784)	—	—
Transfers due to annuity benefit payments	(21,846)	(3,788)	(37,853)	(13,436)	(78,172)	(1,269)	(10,457)
Transfers due to withdrawal of funds	(2,274,886)	(261,565)	(1,441,670)	(970,895)	(3,573,470)	(461,358)	674,857
Transfers due to net charge (credit) to
annuitant mortality fluctuation	(9,103)	(4,290)	(4,160)	(969)	(13,924)	(799)	(372)
Transfers between Sub-Accounts and
(to) from General Account	182,517	—	77,043	156,739	(25,841,585)	456,662	25,672,818

Net increase (decrease) in net assets
resulting from capital transactions	(2,717,096)	(269,643)	(1,782,395)	(894,742)	(29,646,896)	736	26,337,969
Total increase (decrease)	906,446	(219,555)	(745,935)	29,707	(26,448,026)	30,074	26,702,890

NET ASSETS, at beginning of the year	20,053,148	1,003,190	10,170,109	6,430,284	26,448,026	1,163,375	—

NET ASSETS, at end of the year	$20,959,594	$783,635	$9,424,174	$6,459,991	$—	$1,193,449	$26,702,890
See Notes to Financial Statements

Panorama Plus Separate Account
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
For The Year Ended December 31, 2025

		MML	MML	MML	MML
	MML	Income &	Managed	Mid Cap	Short-Duration
	High Yield	Growth	Bond	Growth	Bond
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Investment income
Dividends	$33,326	$53,740	$56,056	$—	$22,279

Expenses
Mortality and expense risk charge and
administrative expense charges	1,355	35,274	15,498	135,388	5,547

Net investment income (loss)	31,971	18,466	40,558	(135,388)	16,732

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(52,976)	(38,200)	(25,905)	(664,916)	(9,338)
Realized gain distribution	—	588,319	—	1,892,245	—
Realized gain (loss)	(52,976)	550,119	(25,905)	1,227,329	(9,338)

Change in net unrealized appreciation
(depreciation) of investments	16,757	(228,460)	69,985	(691,711)	14,387

Net gain (loss) on investments	(36,219)	321,659	44,080	535,618	5,049

Net increase (decrease) in net assets
resulting from operations	(4,248)	340,125	84,638	400,230	21,781

See Notes to Financial Statements

Panorama Plus Separate Account
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
For The Year Ended December 31, 2025

		MML	MML	MML	MML
	MML	Income &	Managed	Mid Cap	Short-Duration
	High Yield	Growth	Bond	Growth	Bond
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Capital transactions:
Transfers of net premiums	—	2,220	300	9,764	—
Transfers due to death benefits	—	(85,706)	(57,559)	(13,903)	—
Transfers due to annuity benefit payments	—	(5,227)	—	(13,794)	—
Transfers due to withdrawal of funds	(1,602)	(249,182)	(122,141)	(602,582)	(297,607)
Transfers due to net charge (credit) to
annuitant mortality fluctuation	—	(257)	—	(3,631)	—
Transfers between Sub-Accounts and
(to) from General Account	(295,482)	(102,504)	479,603	(1,160,145)	371,781

Net increase (decrease) in net assets
resulting from capital transactions	(297,084)	(440,656)	300,203	(1,784,291)	74,174
Total increase (decrease)	(301,332)	(100,531)	384,841	(1,384,061)	95,955

NET ASSETS, at beginning of the year	301,332	3,196,716	1,030,635	13,172,688	248,836

NET ASSETS, at end of the year	$—	$3,096,185	$1,415,476	$11,788,627	$344,791
See Notes to Financial Statements

Panorama Plus Separate Account
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
For The Year Ended December 31, 2024

		Invesco
	Fidelity®	Oppenheimer V.I.		Invesco V.I.		Invesco V.I.
	VIP	International	Invesco V.I.	Equity and	Invesco V.I.	U.S. Government	MML
	Contrafund®	Growth	Core Plus Bond	Income	Main Street	Money	High Yield
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Investment income
Dividends	$35,548	$45,768	$37,581	$453,633	$—	$57,514	$17,557

Expenses
Mortality and expense risk charge and
administrative expense charges	220,143	83,169	12,024	120,586	296,564	14,508	4,553

Net investment income (loss)	(184,595)	(37,401)	25,557	333,047	(296,564)	43,006	13,004

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	1,325,254	182,352	(17,797)	690,811	(814,687)	—	(27,317)
Realized gain distribution	2,255,567	469,372	—	396,219	2,558,254	—	—
Realized gain (loss)	3,580,821	651,724	(17,797)	1,087,030	1,743,567	—	(27,317)

Change in net unrealized appreciation
(depreciation) of investments	1,829,082	(771,475)	12,920	(529,037)	3,639,480	—	42,899

Net gain (loss) on investments	5,409,903	(119,751)	(4,877)	557,993	5,383,047	—	15,582

Net increase (decrease) in net assets
resulting from operations	5,225,308	(157,152)	20,680	891,040	5,086,483	43,006	28,586
See Notes to Financial Statements

Panorama Plus Separate Account
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
For The Year Ended December 31, 2024

		Invesco
	Fidelity®	Oppenheimer V.I.		Invesco V.I.		Invesco V.I.
	VIP	International	Invesco V.I.	Equity and	Invesco V.I.	U.S. Government	MML
	Contrafund®	Growth	Core Plus Bond	Income	Main Street	Money	High Yield
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Capital transactions:
Transfers of net premiums	11,544	9,544	—	37,514	63,255	7,497	—
Transfers due to death benefits	(72,033)	(62,476)	(30,602)	(549,546)	(105,730)	(28,121)	—
Transfers due to annuity benefit payments	(20,833)	(20,730)	(2,194)	(39,160)	(67,901)	(1,179)	—
Transfers due to withdrawal of funds	(2,474,968)	(813,086)	(65,014)	(1,196,402)	(1,938,777)	(378,211)	(10,400)
Transfers due to net charge (credit) to
annuitant mortality fluctuation	(786)	115	(11)	(753)	(3,419)	(10)	—
Transfers between Sub-Accounts and
(to) from General Account	56,076	40,199	—	53,908	(759)	140,503	(200,000)

Net increase (decrease) in net assets
resulting from capital transactions	(2,501,000)	(846,434)	(97,821)	(1,694,439)	(2,053,331)	(259,521)	(210,400)
Total increase (decrease)	2,724,308	(1,003,586)	(77,141)	(803,399)	3,033,152	(216,515)	(181,814)

NET ASSETS, at beginning of the year	17,328,840	7,433,870	1,080,331	10,973,508	23,414,874	1,379,890	483,146

NET ASSETS, at end of the year	$20,053,148	$6,430,284	$1,003,190	$10,170,109	$26,448,026	$1,163,375	$301,332
See Notes to Financial Statements

Panorama Plus Separate Account
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
For The Year Ended December 31, 2024

	MML	MML	MML	MML
	Income &	Managed	Mid Cap	Short-Duration
	Growth	Bond	Growth	Bond
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Investment income
Dividends	$67,287	$45,074	$—	$9,053

Expenses
Mortality and expense risk charge and
administrative expense charges	37,035	12,362	153,542	3,864

Net investment income (loss)	30,252	32,712	(153,542)	5,189

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(42,569)	(17,671)	(628,143)	(17,382)
Realized gain distribution	421,571	—	725,365	—
Realized gain (loss)	379,002	(17,671)	97,222	(17,382)

Change in net unrealized appreciation
(depreciation) of investments	2,844	10,595	1,312,822	26,479

Net gain (loss) on investments	381,846	(7,076)	1,410,044	9,097

Net increase (decrease) in net assets
resulting from operations	412,098	25,636	1,256,502	14,286
See Notes to Financial Statements

Panorama Plus Separate Account
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
For The Year Ended December 31, 2024

	MML	MML	MML	MML
	Income &	Managed	Mid Cap	Short-Duration
	Growth	Bond	Growth	Bond
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Capital transactions:
Transfers of net premiums	2,556	459	9,549	—
Transfers due to death benefits	(123,855)	—	(69,221)	—
Transfers due to annuity benefit payments	(4,997)	—	(15,744)	—
Transfers due to withdrawal of funds	(334,253)	(14,208)	(1,103,277)	(136,295)
Transfers due to net charge (credit) to
annuitant mortality fluctuation	(278)	—	(156)	—
Transfers between Sub-Accounts and
(to) from General Account	225,095	(100,000)	(56,341)	(100,000)

Net increase (decrease) in net assets
resulting from capital transactions	(235,732)	(113,749)	(1,235,190)	(236,295)
Total increase (decrease)	176,366	(88,113)	21,312	(222,009)

NET ASSETS, at beginning of the year	3,020,350	1,118,748	13,151,376	470,845

NET ASSETS, at end of the year	$3,196,716	$1,030,635	$13,172,688	$248,836

Panorama Plus Separate Account
Notes To Financial Statements
1. ORGANIZATION
Panorama Plus Separate Account (the “Separate Account”) is a separate investment account of C.M. Life
Insurance Company (“C.M. Life”) established on September 25, 1991. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940 (“the 1940 Act”).
C.M. Life is a subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”).
The assets and liabilities of the Separate Account are clearly identified and distinguished from C.M. Life’s other assets and liabilities. The Separate Account assets are not chargeable with liabilities arising from any other C.M.
Life business.
2. INVESTMENT OF THE SEPARATE ACCOUNT’S ASSETS
As of December 31, 2025, the Separate Account consists of ten sub-accounts which invest in the following mutual funds. All of the sub-accounts may not be available to every contract owner:

The sub-account listed in the first column
Sub-Accounts	invests in the fund in this column

Fidelity® VIP Contrafund® Sub-Account	Fidelity® VIP Contrafund® Portfolio[1]
Invesco V.I. Core Plus Bond Sub-Account	Invesco V.I. Core Plus Bond Fund[2]
Invesco V.I. Equity and Income Sub-Account	Invesco V.I. Equity and Income Fund[2,4]
Invesco V.I. International Growth Sub-Account	Invesco V.I. International Growth Fund[2,5]
Invesco V.I. U.S. Government Money Sub-Account	Invesco V.I. U.S. Government Money Portfolio[2]
MML Fundamental Equity Sub-Account	MML Fundamental Equity Fund[3,6,7]
MML Income & Growth Sub-Account	MML Income & Growth Fund[3]
MML Managed Bond Sub-Account	MML Managed Bond Fund[3,8]
MML Mid Cap Growth Sub-Account	MML Mid Cap Growth Fund[3]
MML Short-Duration Bond Sub-Account	MML Short-Duration Bond Fund[3]
In addition to the ten sub-accounts, some contract owners may also allocate funds to the Fixed Interest Account
(“FIA”), which is part of C.M. Life's general investment account ("General Account"). Because of exemptive and exclusionary provisions in the securities law, interests in the FIA are not registered under the Securities Act of 1933, and the General Account and the FIA are not registered as an investment company under the 1940 Act.
1Fidelity Management & Research Company LLC is the investment adviser to this Portfolio.
2Invesco Advisers, Inc. is the investment adviser to this Fund.
3MML Investment Advisers, LLC, a wholly-owned subsidiary of MassMutual, is the investment adviser to this Fund.
4After the close of business on April 26, 2024, Invesco V.I. Equity and Income Fund acquired all the net assets of Invesco V.I. Conservative
Balanced Fund pursuant to a plan of reorganization approved by the Board of Trustees of the Invesco Funds on September 20, 2023 and by
the shareholders of the Invesco V.I. Conservative Balanced Fund on January 18, 2024. Shares of Invesco V.I. Conservative Balanced Fund
were exchanged for the like class of shares of Invesco V.I. Equity and Income Fund, based on the relative net asset value of the two funds which resulted in Invesco V.I. Conservative Balanced Fund receiving 0.89134224 shares of Invesco V.I. Equity and Income Fund in exchange of 1 share of Invesco V.I. Conservative Balanced Fund. As a result of the underlying fund merger, the sub-account name changed from Invesco V.I. Conservative Balanced Fund to Invesco V.I. Equity and Income Fund.
5Prior to August 22, 2025, known as Invesco V.I. Oppenheimer International Growth Fund.
6Effective after the close of the New York Stock Exchange on November 14, 2025, the Invesco V.I. Main Street Fund® substituted into the
MML Fundamental Equity Fund.
7This Sub-Account/Fund became available to the Separate Account as an investment option on November 14, 2025.
8Effective after the close of the New York Stock Exchange on April 25, 2025, the MML High Yield Fund substituted into the MML
Managed Bond Fund.
3. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies followed by the Separate Account in preparation of the financial statements in conformity with U.S. generally accepted accounting principles (U.S. GAAP).
Panorama Plus Separate Account follows the accounting and reporting guidance in FASB Accounting Standards
Codification (ASC) 946, Investment Companies.
A.Investment Valuation
Investments in the underlying funds held by each sub-account are carried at fair value which is based on the closing net asset value of each of the respective underlying funds, which value their investment securities at fair value.
B.Accounting for Investments
Investment transactions are accounted for on a trade-date basis and identified cost is the basis followed in determining the cost of investments sold for financial statement purposes. Dividend income and gains from realized gain distributions are recorded on the ex-distribution date and they are generally reinvested in the underlying funds.

Notes To Financial Statements (Continued)
C.Federal Income Taxes
C.M. Life is taxed under federal law as a life insurance company under the provisions of the 1986
Internal Revenue Code, as amended. Under existing federal law, no taxes are payable on net investment income and net realized capital gains attributable to contracts, which depend on the
Separate Account’s investment performance. Accordingly, no provision for federal income tax has been made. C.M. Life may, however, make such a charge in the future if an unanticipated change of current law results in a tax liability attributable to the Separate Account.
D.Contract Charges
See Note 8B for charges associated with the contracts.
E.Estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles (U.S. GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
F.Annuitant Mortality Fluctuation
The Separate Account contributes to an Annuitant Mortality Fluctuation Fund (AMFF) reserve maintained by C.M. Life as required by regulatory authorities to provide for mortality losses incurred.
The AMFF reserve is adjusted quarterly for mortality losses and gains and its proportionate share of changes in value. Transfers to or from C.M. Life are then made quarterly to adjust the AMFF reserve which is held in the Separate Account. Net transfers from the Separate Account to C.M. Life totaled
$37,505 and $5,298 for the years ended December 31, 2025 and 2024, respectively. The AMFF reserve is subject to a maximum of 3% of the Separate Account’s annuity reserves. Any mortality losses in excess of this reserve will be borne by C.M. Life. The AMFF reserve is not available to owners of the contracts except to the extent necessary to cover mortality losses under the contracts.
G.Annuity Reserves
Annuity reserves are developed by using accepted actuarial methods and are computed using the 1994
MGDB Table.
H.  Single Reportable Segment
The Separate Account derives revenues from variable annuity products. MassMutual has identified the
Head of Brand, Product, and Affiliate Distribution and their Team as the chief operating decision maker (CODM) for overseeing the products and the performance of the underlying funds to evaluate the results of the business and make operational decisions. The Separate Account’s products constitute as a single operating segment and therefore, a single reportable segment. Separate Accounts are structured with a limited purpose by design and their sole purpose, which records and reports the invested funds and activities and performance chosen by contract/policy holders. Investment performance of funds may vary based on the underlying fund’s investment objectives specified in the fund prospectuses. The accounting policies used to measure the profit and loss of the segment are the same as those described in the summary of significant accounting policies herein.
4. FAIR VALUE OF FINANCIAL INSTRUMENTS
Financial Accounting Standards Board (“FASB”) ASC Topic 820, Fair Value Measurement (“ASC 820”)
defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Separate
Account generally uses the market approach as the valuation technique due to the nature of the mutual fund investments offered in the Separate Account. This technique maximizes the use of observable inputs and minimizes the use of unobservable inputs. Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.
Valuation Inputs: Various inputs are used to determine the value of the Separate Account’s investments. These inputs are summarized in the three broad levels listed below:
• Level 1 – quoted prices in active markets for identical securities
•Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds and credit risk)
•Level 3 – unobservable inputs
The investments of the Separate Account are measured at fair value. All the investments are categorized as
Level 1 as of December 31, 2025. There have been no transfers between levels for the year ended December 31,
2025.

Notes To Financial Statements (Continued)
5. RELATED PARTY TRANSACTIONS
A.Sales Agreements
Pursuant to separate underwriting agreements with C.M. Life, on its own behalf and on behalf of the
Separate Account, MML Investors Services, LLC (“MMLIS”) serves as principal underwriter of the contracts sold by its registered representatives, and MML Strategic Distributors, LLC (“MSD”) serves as principal underwriter of the contracts sold by registered representatives of other broker-dealers who have entered into distribution agreements with MSD.
Both MMLIS and MSD are registered with the Securities and Exchange Commission (the “SEC”) as broker-dealers under the Securities Exchange Act of 1934 and are members of the Financial Industry
Regulatory Authority (“FINRA”). Commissions for sales of contracts by MMLIS registered representatives are paid on behalf of MMLIS to its registered representatives. Commissions for sales of contracts by registered representatives of other broker-dealers are paid on behalf of MSD to those broker-dealers. MMLIS and MSD also receive compensation for their actions as principal underwriters of the contracts.
The contracts are no longer offered for sale to the public. Contract owners may continue, however, to make purchase payments under existing contracts.
B.Receivable from/Payable to C.M. Life
Certain fees such as mortality and expense risk fees are charges paid between the general investment account (the "General Account") and the Separate Account. The General Account is not registered as an investment company under the 1940 Act.

Notes To Financial Statements (Continued)
    6. PURCHASES AND SALES OF INVESTMENTS
The cost of purchases and proceeds from sales of investments for each of the years in the two-year period ended December 31, 2025 were as follows:

	Fidelity®		Invesco V.I.	Invesco V.I.		Invesco V.I.	MML
	VIP	Invesco V.I.	Equity and	International	Invesco V.I.	U.S. Government	Fundamental
	Contrafund®	Core Plus Bond	Income	Growth	Main Street	Money	Equity
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
2025
Cost of purchases	$3,685,207	$950,041	$1,012,166	$878,470	$1,769,333	$507,077	$26,556,505
Proceeds from sales	(3,385,592)	(1,196,786)	(2,191,930)	(1,213,857)	(29,966,692)	(477,026)	(229,596)

		MML	MML	MML	MML
	MML	Income &	Managed	Mid Cap	Short-Duration
	High Yield	Growth	Bond	Growth	Bond
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
2025 (continued)
Cost of purchases	$127,335	$642,511	$535,581	$1,896,570	$394,336
Proceeds from sales	(392,458)	(476,283)	(194,819)	(1,923,188)	(303,434)

Notes To Financial Statements (Continued)
    6. PURCHASES AND SALES OF INVESTMENTS (Continued)

		Invesco
	Fidelity®	Oppenheimer V.I.		Invesco V.I.		Invesco V.I.
	VIP	International	Invesco V.I.	Equity and	Invesco V.I.	U.S. Government	MML
	Contrafund®	Growth	Core Plus Bond	Income	Main Street	Money	High Yield
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
2024
Cost of purchases	$2,442,800	$598,787	$37,581	$11,228,919	$2,879,659	$217,178	$17,557
Proceeds from sales	(2,872,677)	(1,012,346)	(109,900)	(12,156,209)	(2,664,645)	(433,349)	(214,943)

	MML	MML	MML	MML
	Income &	Managed	Mid Cap	Short-Duration
	Growth	Bond	Growth	Bond
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
2024 (continued)
Cost of purchases	$716,460	$45,196	$809,812	$9,053
Proceeds from sales	(500,214)	(126,235)	(1,473,494)	(240,151)

Notes To Financial Statements (Continued)
  7. NET INCREASE (DECREASE) IN OUTSTANDING UNITS
The changes in outstanding units for each of the years in the two-year period ended December 31, 2025 were as follows:

	Fidelity®		Invesco V.I.	Invesco V.I.		Invesco V.I.	MML
	VIP	Invesco V.I.	Equity and	International	Invesco V.I.	U.S. Government	Fundamental
	Contrafund®	Core Plus Bond	Income	Growth	Main Street	Money	Equity
2025	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Units purchased	1,894	—	6,815	2,056	2,159	5,024	112
Units withdrawn	(350,761)	(132,098)	(479,150)	(181,258)	(639,783)	(309,027)	(19,462)
Units transferred between Sub-Account
and (to) from General Account	22,253	—	19,728	28,110	(5,288,167)	304,871	2,653,381
Net increase (decrease)	(326,614)	(132,098)	(452,607)	(151,092)	(5,925,791)	868	2,634,031

		MML	MML	MML	MML
	MML	Income &	Managed	Mid Cap	Short-Duration
	High Yield	Growth	Bond	Growth	Bond
2025 (continued)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Units purchased	—	640	220	1,165	—
Units withdrawn	(829)	(100,857)	(129,263)	(70,584)	(254,609)
Units transferred between Sub-Account
and (to) from General Account	(146,922)	(30,859)	356,097	(124,248)	326,501
Net increase (decrease)	(147,751)	(131,076)	227,054	(193,667)	71,892

Notes To Financial Statements (Continued)
    7. NET INCREASE (DECREASE) IN OUTSTANDING UNITS (Continued)

		Invesco
	Fidelity®	Oppenheimer V.I.		Invesco V.I.		Invesco V.I.
	VIP	International	Invesco V.I.	Equity and	Invesco V.I.	U.S. Government	MML
	Contrafund®	Growth	Core Plus Bond	Income	Main Street	Money	High Yield
2024	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Units purchased	1,622	1,683	—	10,329	15,765	5,184	—
Units withdrawn	(364,791)	(164,546)	(47,854)	(486,645)	(561,196)	(288,469)	(5,320)
Units transferred between Sub-Account
and (to) from General Account	3,274	14,923	(1,110)	20,295	58,456	105,024	(102,217)
Net increase (decrease)	(359,895)	(147,940)	(48,964)	(456,021)	(486,975)	(178,261)	(107,537)

	MML	MML	MML	MML
	Income &	Managed	Mid Cap	Short-Duration
	Growth	Bond	Growth	Bond
2024 (continued)	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Units purchased	808	353	1,118	—
Units withdrawn	(139,988)	(10,867)	(139,486)	(126,424)
Units transferred between Sub-Account
and (to) from General Account	68,424	(76,810)	(3,640)	(91,272)
Net increase (decrease)	(70,756)	(87,324)	(142,008)	(217,696)

Notes To Financial Statements (Continued)
8. FINANCIAL HIGHLIGHTS
A.A summary of units outstanding, unit values, net assets, investment income ratios, expense ratios (excluding expenses of the underlying funds) and total return ratios for each of the years in the five-year period ended
December 31, 2025 follows:

	At December 31,			For the Years Ended December 31,
				Investment
				Income	Expense	Total
	Units	Unit Value[3]	Net Assets	Ratio[1]	Ratio[2]	Return[3]

Fidelity® VIP Contrafund® Sub-Account
2025	2,190,455	$9.57	$20,959,594	0.14%	1.14%	20.10%
2024	2,517,068	7.97	20,053,148	0.18	1.14	32.27
2023	2,876,963	6.02	17,328,840	0.47	1.14	31.94
2022	3,306,615	4.57	15,094,849	0.46	1.14	(27.15)
2021	3,966,169	6.27	24,852,504	0.06	1.14	26.39

Invesco V.I. Core Plus Bond Sub-Account[5]
2025	371,689	2.11	783,635	3.78	1.14	5.88
2024	503,787	1.99	1,003,190	3.58	1.14	1.88
2023	552,751	1.95	1,080,331	2.59	1.14	4.94
2022	583,053	1.86	1,085,921	1.91	1.14	(15.00)
2021	651,592	2.19	1,427,758	2.03	1.14	(2.76)

Invesco V.I. Equity and Income Sub-Account[4]
2025	2,223,570	4.24	9,424,174	2.08	1.14	11.53
2024	2,676,177	3.80	10,170,109	2.15	1.14	8.72
2023	3,132,199	3.49	10,973,508	1.85	1.14	11.33
2022	3,559,252	3.14	11,160,749	1.34	1.14	(17.80)
2021	3,912,557	3.81	14,924,656	1.48	1.14	9.38

Invesco V.I. International Growth Sub-Account[8]
2025	1,043,909	6.19	6,459,991	0.34	1.14	15.00
2024	1,195,001	5.38	6,430,284	0.63	1.14	(2.79)
2023	1,342,942	5.54	7,433,870	0.58	1.14	19.69
2022	1,520,743	4.62	7,033,002	—	1.14	(27.95)
2021	1,660,588	6.42	10,659,645	—	1.14	8.97

Invesco V.I. Main Street Sub-Account[7]
2025	—	—	—	—	—	—
2024	5,925,791	4.46	26,448,026	—	1.14	22.24
2023	6,412,765	3.65	23,414,874	0.84	1.14	21.83
2022	7,173,452	3.00	21,499,979	1.45	1.14	(21.04)
2021	7,707,111	3.80	29,253,480	0.70	1.14	26.12

Invesco V.I. U.S. Government Money Sub-Account
2025	786,073	1.52	1,193,449	3.58	1.14	2.47
2024	785,205	1.48	1,163,375	4.55	1.14	3.45
2023	963,467	1.43	1,379,890	4.42	1.14	3.34
2022	970,378	1.39	1,344,873	1.31	1.14	0.14
2021	932,921	1.38	1,291,174	0.01	1.14	(1.12)

MML Fundamental Equity Sub-Account[9]
2025	2,634,031	10.14	26,702,890	—	1.14	1.38

Notes To Financial Statements (Continued)
8. FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
				Investment
				Income	Expense	Total
	Units	Value[3]	Net Assets	Ratio[1]	Ratio[2]	Return[3]

MML High Yield Sub-Account[6]
2025	—	$—	$—	—%	—%	—%
2024	147,751	2.04	301,332	4.45	1.14	7.76
2023	255,288	1.89	483,146	6.39	1.14	11.54
2022	294,780	1.70	500,163	7.31	1.14	(12.97)
2021	288,158	1.95	561,769	8.52	1.14	6.66

MML Income & Growth Sub-Account
2025	835,246	3.71	3,096,185	1.74	1.14	12.05
2024	966,321	3.31	3,196,716	2.08	1.14	13.59
2023	1,037,077	2.91	3,020,350	2.06	1.14	7.96
2022	1,196,851	2.70	3,228,691	1.44	1.14	(1.44)
2021	1,275,554	2.74	3,491,354	1.79	1.14	24.84

MML Managed Bond Sub-Account
2025	1,006,777	1.41	1,415,476	4.11	1.14	6.37
2024	779,723	1.32	1,030,635	4.18	1.14	2.44
2023	867,047	1.29	1,118,748	3.43	1.14	5.23
2022	1,018,033	1.23	1,248,261	2.79	1.14	(16.18)
2021	1,144,963	1.46	1,674,911	2.89	1.14	(0.58)

MML Mid Cap Growth Sub-Account
2025	1,267,540	9.30	11,788,627	—	1.14	3.17
2024	1,461,206	9.01	13,172,688	—	1.14	9.90
2023	1,603,215	8.20	13,151,376	—	1.14	21.25
2022	1,850,299	6.77	12,517,727	—	1.14	(25.96)
2021	2,193,312	9.14	20,041,486	—	1.14	11.93

MML Short-Duration Bond Sub-Account
2025	292,928	1.18	344,791	4.56	1.14	4.56
2024	221,036	1.13	248,836	2.70	1.14	4.90
2023	438,732	1.07	470,845	3.48	1.14	5.50
2022	485,380	1.02	493,768	2.25	1.14	(9.04)
2021	896,408	1.12	1,002,482	3.06	1.14	0.54
1The investment income ratios represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying fund, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owners accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-
account invests.
2The expense ratios represent the annualized contract expense of the sub-accounts of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction of unit values.
Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.
3The total returns are for the periods indicated, including changes in the value of the underlying fund, and the expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units.
4After the close of business on April 26, 2024, Invesco V.I. Equity and Income Fund acquired all the net assets of Invesco V.I. Conservative
Balanced Fund pursuant to a plan of reorganization approved by the Board of Trustees of the Invesco Funds on September 20, 2023 and
by the shareholders of the Invesco V.I. Conservative Balanced Fund on January 18, 2024. Shares of Invesco V.I. Conservative Balanced
Fund were exchanged for the like class of shares of Invesco V.I. Equity and Income Fund, based on the relative net asset value of the two funds which resulted in Invesco V.I. Conservative Balanced Fund receiving 0.89134224 shares of Invesco V.I. Equity and Income Fund in exchange of 1 share of Invesco V.I. Conservative Balanced Fund. As a result of the underlying fund merger, the sub-account name changed from Invesco V.I. Conservative Balanced Fund to Invesco V.I. Equity and Income Fund. Financial Highlights for the years
2021-2023 correspond to the Invesco V.I. Conservative Balanced Sub-Account.

Notes To Financial Statements (Continued)
8. FINANCIAL HIGHLIGHTS (Continued)
5After the close of business on April 29, 2022, Invesco V.I. Core Plus Bond Fund acquired all the net assets of Invesco V.I. Core Bond
Fund pursuant to a plan of reorganization approved by the Board of Trustees of the Invesco V.I. Core Plus Bond Fund on December 1,
2021 and by the shareholders of the Invesco V.I. Core Bond Fund on March 31, 2022. The acquisition was accomplished by a tax-free exchange as of the close of business on April 29, 2022. Shares of Invesco V.I. Core Bond Fund were exchanged for the like class of shares of Invesco V.I. Core Plus Bond Fund, based on the relative net asset value of the two funds which resulted in Invesco V.I. Core Bond Fund receiving 1.15816327 shares of Invesco V.I. Core Plus Bond Fund in exchange of 1 share of Invesco V.I Core Bond Fund. As a result of the underlying fund merger, the sub-account name changed from Invesco V.I. Core Bond Fund to Invesco V.I. Core Plus Bond Fund.
Financial Highlights for the year 2021 correspond to the Invesco V.I. Core Bond Sub-Account.
6For the period January 1, 2025 to April 25, 2025. Effective after the close of the New York Stock Exchange on April 25, 2025, the MML
High Yield Fund substituted into the MML Managed Bond fund and any contract value in the corresponding Sub-Account was automatically transferred to the MML Managed Bond Sub-Account.
7For the period January 1, 2025 to November 14, 2025. Effective after the close of the New York Stock Exchange on November 14, 2025, the Invesco V.I. Main Street Sub-Account® substituted into the MML Fundamental Equity Sub-Account and any contract value in the corresponding Sub-Account was automatically transferred to the MML Fundamental Equity Sub-Account.
8See Note 2 to the financial statements for the previous name of this Sub -Account.
9This fund/sub-account became available to the Separate Account as an investment option on November 14, 2025, and is presented from the year when the investment or unit activity has been started.
B.The Separate Account reflects charges associated with the contract. These charges are either assessed in the daily pricing of unit values or through a redemption of units from contracts contained within the Separate
Account.

This charge is equal, on an annual basis, to 1.07% of the daily value of the assets invested in each fund
Mortality and Expense Risk Charge[1]
This charge is assessed through reduction of unit values.
This charge is equal, on an annual basis, to 0.07% of the daily value of the contracts invested in each fund
Administrative Expense Charge[2]
This charge is assessed through reduction of unit values.
$30 per contract, annually
Contract Maintenance Fee[3]
This charge is assessed through the redemption of units.
0% - 5%
Surrender Charge
This charge is assessed through the redemption of units.
                      1 Right reserved to increase to 1.25%.
              2 Right reserved to increase to 0.25%.
              3 Right reserved to increase to $60.
9. SUBSEQUENT EVENTS
The Separate Account’s management has reviewed events occurring through March 10, 2026, the date the financial statements were issued, and no subsequent events occurred requiring accrual or disclosure.

C.M. LIFE INSURANCE COMPANY

STATUTORY FINANCIAL STATEMENTS

As of December 31, 2025 and 2024 and
for the years ended December 31, 2025, 2024 and 2023

KPMG LLP

One Financial Plaza

755 Main Street

Hartford, CT 06103

Independent Auditors’ Report

Audit Committee of the Board of Directors

C.M. Life Insurance Company:

Opinions

We have audited the financial statements of C.M. Life Insurance Company (the Company), which comprise the statutory statements of financial position as of December 31, 2025 and 2024, and the related statutory statements of operations, changes in capital and surplus, and cash flows for the three-year period ended December 31, 2025, and the related notes to the financial statements.

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2025 and 2024, and the results of its operations and its cash flows for the three-year period ended December 31, 2025, in accordance with accounting practices prescribed or permitted by the State of Connecticut Insurance Department described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the financial statements do not present fairly, in accordance with U.S. generally accepted accounting principles, the financial position of the Company as of December 31, 2025 and 2024, or the results of its operations or its cash flows for the three-year period ended December 31, 2025.

Basis for Opinions

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company using accounting practices prescribed or permitted by the State of Connecticut Insurance Department, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles. The effects on the financial statements of the variances between the statutory accounting practices described in Note 2 and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material and pervasive.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting practices prescribed or permitted by the State of Connecticut Insurance Department.

KPMG LLP, a Delaware limited liability partnership, and its subsidiaries are part of the KPMG global organization of independent member firms affiliated with KPMG

International Limited, a private English company limited by guarantee.

Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the financial statements are issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

●	Exercise professional judgment and maintain professional skepticism throughout the audit.
●	Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.
●	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.
●	Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.
●	Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control related matters that we identified during the audit.

Hartford, Connecticut

February 26, 2026

C.M. LIFE INSURANCE COMPANY
STATUTORY STATEMENTS OF FINANCIAL POSITION

	December 31,	December 31,
	2025	2024
	($ In Millions, except for par value)
Assets:
Bonds	$2,115	$2,647
Preferred stocks	11	11
Common stocks – subsidiaries and affiliates	216	227
Common stocks – unaffiliated	9	11
Mortgage loans	526	669
Policy loans	150	151
Partnerships and limited liability companies	170	161
Derivatives	627	669
Cash, cash equivalents and short-term investments	650	203
Other invested assets	224	256
Total invested assets	4,698	5,005
Investment income due and accrued	50	84
Federal income taxes	42	27
Net deferred income taxes	27	22
Other than invested assets	209	194
Total assets excluding separate accounts	5,026	5,332
Separate account assets	1,945	1,862
Total assets	$6,971	$7,194

Liabilities and Surplus:
Policyholders' reserves	$2,587	$2,822
Liabilities for deposit-type contracts	47	49
Contract claims and other benefits	5	3
Transfers due from separate accounts	(14)	(3)
Payable to parent	50	24
General expenses due or accrued	1	4
Asset valuation reserve	66	81
Collateral	41	70
Derivatives	290	351
Other liabilities	190	230
Total liabilities excluding separate accounts	3,263	3,631
Separate account liabilities	1,945	1,862
Total liabilities	5,208	5,493
Capital and surplus:
Common stock, $200 par value
50,000 shares authorized
12,501 shares issued and outstanding	3	3
Paid-in and contributed surplus	500	500
Surplus	1,260	1,198
Total capital and surplus	1,763	1,701
Total liabilities and capital and surplus	$6,971	$7,194

See accompanying notes to statutory financial statements

C.M. LIFE INSURANCE COMPANY
STATUTORY STATEMENTS OF OPERATIONS

	Years Ended December 31,
	2025	2024	2023
	(In Millions)
Revenue:
Premium income	$161	$93	$127
Net investment income	141	170	211
Fees and other income	96	63	77
Total revenue	398	326	415
Benefits, expenses and other deductions:
Policyholders' benefits	661	722	914
Change in policyholders' reserves	(365)	(503)	(634)
General insurance expenses	81	67	42
Commissions	30	15	21
State taxes, licenses and fees	9	9	7
Other deductions	(4)	4	1
Total benefits, expenses and other deductions	412	314	351
Net (loss) gain from operations before dividends and federal income taxes	(14)	12	64
Federal income tax (benefit) expense	(2)	8	8
Net (loss) gain from operations	(12)	4	56
Net realized capital losses	(17)	(6)	(15)
Net (loss) income	$(29)	$(2)	$41

See accompanying notes to statutory financial statements

C.M. LIFE INSURANCE COMPANY
STATUTORY STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS

	Years Ended December 31,
	2025	2024	2023
	(In Millions)
Capital and surplus, beginning of year	$1,701	$1,905	$1,780
Net increase (decrease) due to:
Net (loss) income	(29)	(2)	41
Change in net unrealized capital gains (losses), net of tax	8	26	(6)
Change in net unrealized foreign exchange capital gains (losses), net of tax	53	(22)	27
Change in other net deferred income taxes	12	21	14
Change in nonadmitted assets	10	(8)	38
Change in asset valuation reserve	15	(5)	17
Change in reserve valuation basis	—	(5)	—
Prior period adjustments	(1)	(23)	(5)
Dividends paid	—	(190)	—
Other	(6)	4	(1)
Net increase (decrease)	62	(204)	125
Capital and surplus, end of year	$1,763	$1,701	$1,905

See accompanying notes to statutory financial statements

C.M. LIFE INSURANCE COMPANY
STATUTORY STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	2025	2024	2023
	(In Millions)
Cash from operations:
Premium and other income collected	$258	$155	$198
Net investment income	428	191	220
Benefit payments	(681)	(742)	(919)
Net transfers from separate accounts	120	140	100
Commissions and other expenses	(99)	(89)	(58)
Federal and foreign income taxes (recovered) paid	(7)	9	(5)
Net cash from (used in) operations	19	(336)	(464)
Cash from investments:
Proceeds from investments sold, matured or repaid:
Bonds	541	684	1,327
Preferred and common stocks – unaffiliated	—	3	—
Common stocks – affiliated	—	—	19
Mortgage loans	149	120	173
Partnerships and limited liability companies	19	23	31
Derivatives	20	(37)	(13)
Other	28	(7)	109
Total investment proceeds	757	786	1,646
Cost of investments acquired:
Bonds	(221)	(762)	(231)
Preferred and common stocks – unaffiliated	—	(6)	—
Common stocks – affiliated	—	—	—
Mortgage loans	(17)	(1)	(61)
Partnerships and limited liability companies	(25)	(26)	(17)
Derivatives	(9)	(12)	—
Other	22	(22)	—
Total investments acquired	(250)	(829)	(309)
Net (increase) decrease in policy loans	—	(6)	1
Net cash from (used in) investing activities	507	(49)	1,338
Cash from financing and miscellaneous sources:
Net withdrawals on deposit-type contracts	(3)	(8)	(14)
Change in collateral	(29)	31	(162)
Dividend paid	—	(190)	—
Contribution received	—	—	—
Other cash (used) provided	(47)	15	(15)
Net cash used in financing and miscellaneous sources	(79)	(152)	(191)
Net change in cash, cash equivalents and short-term investments	447	(537)	683
Cash, cash equivalents and short-term investments:
Beginning of year	203	740	57
End of year	$650	$203	$740

See accompanying notes to statutory financial statements

C.M. LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS

1.    Nature of operations

These statutory financial statements include C.M. Life Insurance Company (the Company), a wholly owned stock life insurance subsidiary of Massachusetts Mutual Life Insurance Company (MassMutual). The Company is domiciled in the State of Connecticut. It provides life insurance and annuities to individuals and group life insurance to institutions.

MassMutual is a mutual life insurance company domiciled in the Commonwealth of Massachusetts. MassMutual and its subsidiaries provide individual and group life insurance, disability income insurance (DI), individual and group annuities and guaranteed interest contracts (GICs) to individual and institutional customers in all 50 states of the United States of America (U.S.), the District of Columbia and Puerto Rico. Products and services are offered primarily through the Company’s affiliated distribution channel, MassMutual Strategic Distributors (MMSD), Institutional Solutions (IS) and Worksite distribution channels.

The affiliated distribution channel is a sales force of financial professionals that operate in the U.S. The affiliated distribution channel sells life insurance, annuities, hybrid life, and DI. The Company’s MMSD channel sells life insurance, DI, annuity, and hybrid life solutions through a network of third-party distribution partners. The Company’s IS distribution channel places group annuities, life insurance and GICs primarily through retirement advisory firms, actuarial consulting firms, investment banks, insurance benefit advisors and investment management companies. The Company’s Worksite channel works with advisors and employers across the country to provide American workers with voluntary and executive benefits such as group whole life insurance, group critical illness insurance, group accident insurance and DI, through the workplace.

2.    Summary of significant accounting policies

a.    Basis of presentation

The statutory financial statements have been prepared in conformity with the statutory accounting practices of the National Association of Insurance Commissioners (NAIC) and the accounting practices prescribed or permitted by the State of Connecticut Insurance Department (the Department).

Statutory accounting practices are different in some respects from financial statements prepared in accordance with U.S. generally accepted accounting principles (U.S. GAAP). The more significant differences between statutory accounting practices and U.S. GAAP are as follows:

Invested assets

•Bonds are generally carried at amortized cost, whereas U.S. GAAP reports bonds at fair value for bonds available for sale and trading or at amortized cost for bonds held to maturity
•Non-conforming bonds are generally carried at purchase price, whereas U.S GAAP does not have the concept of non-conforming bonds
•Residual tranches are generally carried at the lower of cost or market, whereas U.S. GAAP reports residual tranches at fair value
•Investments in surplus notes are generally carried at purchase price and accrued income is disallowed, whereas U.S. GAAP reports investments in surplus notes at fair value and accrued income is allowed
•Changes in the fair value of derivative financial instruments are recorded as changes in surplus, whereas U.S. GAAP generally reports these changes in revenue unless deemed an effective hedge
•Interest rate and credit default swaps associated with replicated synthetic investment transactions are carried at amortized cost, whereas U.S. GAAP would carry them at fair value
•Embedded derivatives are recorded as part of the underlying contract, whereas U.S. GAAP would identify and bifurcate certain embedded derivatives from the host contract or security and account for them separately at fair value

C.M. LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

•Income recognition on partnerships and limited liability companies, which are accounted for under the equity method, is limited to the amount of cash distribution and accumulated undistributed earnings, whereas U.S. GAAP is without limitation
•Certain majority-owned subsidiaries and variable interest entities are accounted for using the equity method, whereas U.S. GAAP would consolidate these entities
•Financial assets including mortgage and other commercial loans, equipment loans, held-to-maturity debt securities, and trade, lease, reinsurance and other receivables are accounted for using the other-than-temporary impairments(s) (OTTI) model described in Note 2aa, whereas U.S. GAAP would use the current expected credit loss impairment model for these financial assets carried at amortized cost

Policyholders’ liabilities

•Statutory policy reserves are generally based upon prescribed methods, such as the Commissioners’ Reserve Valuation Method, Commissioners’ Annuity Reserve Valuation Method or net level premium method, and prescribed statutory mortality, morbidity and interest assumptions at the time of issuance, whereas U.S. GAAP policy reserves would generally be based upon the net level premium method or the estimated gross margin method with estimates of future mortality, morbidity, persistency and interest
•Liabilities for policyholders’ reserves, unearned premium, and unpaid claims are presented net of reinsurance ceded, whereas U.S. GAAP would present the liabilities on a direct basis and report an asset for the amounts recoverable or due from reinsurers
•Payments received for universal and variable life insurance products, certain variable and fixed deferred annuities and group annuity contracts are reported as premium income and corresponding change in reserves, whereas U.S. GAAP would treat these payments as deposits to policyholders’ account balances

General insurance expenses and commissions

•Certain acquisition costs, such as commissions and other variable costs, directly related to successfully acquiring new business are charged to current operations as incurred, whereas U.S. GAAP generally would capitalize these expenses and amortize them based on a constant level basis over the expected life of the contracts

Net realized capital (losses) gains

•After-tax realized capital (losses) gains that result from changes in the overall level of interest rates for all types of fixed-income investments and interest-related hedging activities are deferred into the interest maintenance reserve (IMR) and amortized into revenue, whereas U.S. GAAP reports these gains and losses as revenue

Capital and surplus

•Changes in the balances of deferred income taxes, which provide for book versus tax temporary differences, are subject to limitation and are recorded in surplus, whereas U.S. GAAP would generally include the change in deferred taxes in net income without limitation
•Assets are reported at admitted asset value and assets designated as nonadmitted are excluded through a charge against surplus, whereas U.S. GAAP recognizes all assets, net of any valuation allowances
•An asset valuation reserve (AVR) is reported as a contingency reserve to stabilize surplus against fluctuations in the statement value of real estate, partnerships and limited liability companies and certain common stocks as well as credit-related changes in the value of bonds, mortgage loans and certain derivatives, whereas U.S. GAAP does not record this reserve and deploys the current expected credit loss impairment model as changes through equity
•Changes to the mortgage loan valuation allowance are recognized in net unrealized capital gains (losses), net of tax, in the Statutory Statements of Changes in Capital and Surplus, whereas U.S. GAAP follows the current expected credit losses model with changes recognized in the income statement

C.M. LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

•Statutory Statements of Changes in Capital and Surplus includes net income, change in net unrealized capital gains (losses), change in net unrealized foreign exchange capital gains (losses), change in other net deferred income taxes, change in nonadmitted assets, change in AVR, prior period adjustments and change in minimum pension liability, whereas U.S. GAAP presents net income as retained earnings and net unrealized capital gains (losses), change in net unrealized foreign exchange capital gains (losses), change in minimum pension liability as other comprehensive income
•The change in the fair value for unaffiliated common stocks is recorded in surplus, whereas the change in the fair value for ownership interests in an entity not accounted for under the equity method or consolidated are recorded in revenue for U.S. GAAP

Other

•Assets and liabilities associated with certain variable universal life contracts, which do not pass-through all investment experience to contract holders, are maintained in separate accounts and are presented on a single line in the statutory financial statements, whereas U.S. GAAP reports these contracts as general investments and liabilities of the Company

The preparation of financial statements requires management to make estimates and assumptions that impact the reported amounts of assets and liabilities, the disclosure of assets and liabilities as of the date of these statutory financial statements and the reported amounts of revenues and expenses during the reporting periods. The most significant estimates and assumptions include those used in determining the carrying values of investments including the amount of mortgage loan investment valuation reserves, other-than-temporary impairment, the value of the investment in the liabilities for policyholders’ reserves, the determination of admissible deferred tax assets (DTA), the liability for taxes and the liability for litigation or other contingencies. Future events including, but not limited to, changes in the level of mortality, morbidity, interest rates, persistency, asset valuations and defaults could cause results to differ from the estimates used in these statutory financial statements. Although some variability is inherent in these estimates, management believes the amounts presented are appropriate.

Certain prior year amounts within these financial statements have been reclassified to conform to the current year presentation.

b.    Corrections of errors and reclassifications

For the years ended December 31, 2025 and 2024 corrections of prior years’ errors were recorded in surplus, net of tax:

	Years Ended December 31, 2025 and 2024
	Increase (Decrease) to:
	Prior Years' Net Income		Current Year Surplus		Asset or Liability Balances
	2025	2024	2025	2024	2025	2024
	(In Millions)
Bonds	$1	$—	$1	$—	$1	$—
Cash, cash equivalents and short-term investments	—	(18)	—	(18)	—	(18)
Investment income due and accrued	(7)	(5)	(7)	(5)	(7)	(5)
Other liabilities	5	—	5	(9)	(5)	9
Total	$(1)	$(23)	$(1)	$(32)

C.M. LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

c.    Bonds

Bonds are generally valued at amortized cost using the constant yield interest method with the exception of NAIC Category 6 bonds, which are in or near default, and certain residential mortgage-backed securities (RMBS) and commercial mortgage-backed securities (CMBS), which are rated by outside modelers, which are carried at the lower of amortized cost or fair value. NAIC ratings are applied to bonds and other investments. Categories 1 and 2 are considered investment grade, while Categories 3 through 6 are considered below investment grade. Bonds are recorded on a trade date basis, except for private placement bonds, which are recorded on the funding date.

For loan-backed and structured securities, such as asset-backed securities (ABS), mortgage-backed securities (MBS), including RMBS and CMBS, and structured securities, including collateralized debt obligations (CDOs), amortization or accretion is revalued quarterly based on the current estimated cash flows, using either the prospective or retrospective adjustment methodologies.

Fixed income securities with the highest ratings from a rating agency follow the retrospective method of accounting.

All other fixed income securities, such as floating rate bonds and interest only securities, including those that have been impaired, follow the prospective method of accounting.

The fair value of bonds is based on quoted market prices when available. If quoted market prices are not available, values provided by other third-party organizations are used. If values provided by other third-party organizations are unavailable, fair value is estimated using internal models by discounting expected future cash flows using observable current market rates applicable to yield, credit quality and maturity of the investment or using quoted market values for comparable investments. Internal inputs used in the determination of fair value include estimated prepayment speeds, default rates, discount rates and collateral values, among others. Structure characteristics and cash flow priority are also considered. Fair values resulting from internal models are those expected to be received in an orderly transaction between willing market participants.

Refer to Note 2aa. "Net realized capital losses including other-than-temporary impairments and unrealized capital gains (losses)" for information on the Company’s policy for determining OTTI.

d.    Preferred stocks

Preferred stocks in good standing, those that are rated Categories 1 through 3 by the Securities Valuation Office (SVO) of the NAIC, are generally valued at amortized cost. Preferred stocks not in good standing, those that are rated Categories 4 through 6 by the SVO, are valued at the lower of amortized cost or fair value. Fair values are based on quoted market prices, when available. If quoted market prices are not available, values provided by third-party organizations are used. If values provided by third-party organizations are unavailable, fair value is estimated using internal models. These models use inputs not directly observable or correlated with observable market data. Typical inputs integrated into the Company’s internal discounted expected earnings models include, but are not limited to, earnings before interest, taxes, depreciation and amortization estimates. Fair values resulting from internal models are those expected to be received in an orderly transaction between willing market participants.

Refer to Note 2aa. "Net realized capital losses including other-than-temporary impairments and unrealized capital gains (losses)" for information on the Company’s policy for determining OTTI.

e.    Common stocks - subsidiaries and affiliates

The Company accounts for the value of its subsidiary and affiliate, primarily, MML Bay State Life Insurance Company (MML Bay State), a wholly owned stock life insurance subsidiary, at their underlying statutory net equity. MML Bay State’s operating results, less dividends declared, are reflected as net unrealized capital gains in the Statutory Statements of Changes in Capital and Surplus. Dividends are recorded in net investment income when declared. The cost basis of common stocks - subsidiaries and affiliates is adjusted for impairments deemed to be other than temporary consistent with common stocks - unaffiliated.

C.M. LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

f.    Common stocks - unaffiliated

Unaffiliated common stocks are carried at fair value, which is based on quoted market prices when available. If quoted market prices are not available, values provided by third-party organizations are used. If values from third parties are unavailable, fair values are determined by management using estimates based upon internal models. The Company’s internal models include estimates based upon comparable company analysis, review of financial statements, broker quotes and last traded price. Fair values resulting from internal models are those expected to be received in an orderly transaction between willing market participants.

Refer to Note 2aa. "Net realized capital losses including other-than-temporary impairments and unrealized capital gains (losses)" for information on the Company’s policy for determining OTTI.

g.    Mortgage loans

Mortgage loans are valued at the unpaid principal balance of the loan, net of unamortized premium, discount, mortgage origination fees and valuation allowances. Interest income earned on impaired loans is accrued on the outstanding principal balance of the loan based on the loan’s contractual coupon rate. Interest is not accrued for (a) impaired loans more than 60 days past due, (b) delinquent loans more than 90 days past due, or (c) loans that have interest that is not expected to be collected. The Company continually monitors mortgage loans where the accrual of interest has been discontinued, and will resume the accrual of interest on a mortgage loan when the facts and circumstances of the borrower and property indicate that the payments will continue to be received according to the terms of the original or modified mortgage loan agreement.

Refer to Note 2aa. "Net realized capital losses including other-than-temporary impairments and unrealized capital gains (losses)" for information on the Company’s policy for determining OTTI.

h.    Policy loans

Policy loans are carried at the outstanding loan balance less amounts unsecured by the cash surrender value of the policy and amounts ceded to reinsurers.

i.    Partnerships and limited liability companies

Partnerships and limited liability companies, except for partnerships that generate and realize low-income housing tax credits (LIHTCs), are accounted for using the equity method with the change in the equity value of the underlying investment recorded in surplus. Distributions received are recognized as net investment income to the extent the distribution does not exceed previously recorded accumulated undistributed earnings.

Investments in partnerships that generate LIHTCs are carried at amortized cost unless considered impaired. Under the amortized cost method, the excess of the carrying value of the investment over its estimated residual value is amortized into net investment income during the period in which tax benefits are recognized.

The equity method is suspended if the carrying value of the investment is reduced to zero due to losses from the investment. Once the equity method is suspended, losses are not recorded until the investment returns to profitability and the equity method is resumed. However, if the Company has guaranteed obligations of the investment or is otherwise committed to provide further financial support for the investment, losses will continue to be reported up to the amount of those guaranteed obligations or commitments.

Refer to Note 2aa. "Net realized capital losses including other-than-temporary impairments and unrealized capital gains (losses)" for information on the Company’s policy for determining OTTI.

C.M. LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

j.    Derivatives

Interest rate swaps and credit default swaps associated with replicated assets are valued at amortized cost and all other derivative types are carried at fair value, which is based primarily upon quotations obtained from counterparties and independent sources. These quotations are compared to internally derived prices and a price challenge is lodged with the counterparties and independent sources when a significant difference cannot be explained by appropriate adjustments to the internal model. When quoted market values are not reliable or available, the value is based on an internal valuation process using market observable inputs that other market participants would use. Changes in the fair value of these instruments other than interest rate swaps and credit default swaps associated with replicated synthetic investments are recorded as unrealized capital gains (losses) in surplus. Gains and losses realized on settlement, termination, closing or assignment of contracts are recorded in net realized capital (losses) gains. Amounts receivable and payable are accrued as net investment income.

k.    Cash, cash equivalents and short-term investments

Cash and cash equivalents, which are carried at amortized cost, consist of all highly liquid investments purchased with original maturities of three months or less.

Short-term investments, which are carried at amortized cost, consist of short-term bonds and all highly liquid investments purchased with maturities of greater than three months and less than or equal to 12 months.

The carrying value reported in the Statutory Statements of Financial Position for cash, cash equivalents and short-term investment instruments approximates the fair value.

l.    Debt securities that do not qualify as bonds

Debt securities that do not qualify as bonds represent investments with fixed schedule of future payments that no not qualify for bond reporting under SSAP No. 26. These include securities that lack a substantive creditor relationship, do not provide meaningful credit enhancement, or do not generate sufficient cash flows.

Refer to Note 2aa. "Net realized capital losses including other-than-temporary impairments and unrealized capital gains (losses)" for information on the Company’s policy for determining OTTI.

m.    Investment income due and accrued

Accrued investment income consists primarily of interest, which is recognized on an accrual basis.

n.    Other than invested assets

Other than invested assets primarily includes deferred and uncollected life insurance premium, reinsurance recoverable, and other receivables.

o.    Separate accounts

Separate accounts and sub-accounts are segregated funds administered and invested by the Company, the performance of which primarily benefits the policyholders/contract holders with an interest in the separate accounts. Group and individual variable annuity, variable life and other insurance policyholders/contract holders select from among the separate accounts and sub-accounts made available by the Company. The separate accounts and sub-accounts are offered as investment options under certain insurance contracts or policies. The returns produced by separate account assets increase or decrease separate account reserves. Separate account assets consist principally of marketable securities reported at fair value. Except for the Company’s seed money, supplemental accounts and certain guaranteed separate accounts issued in Minnesota, separate account assets can only be used to satisfy separate account liabilities and are not available to satisfy the general obligations of the Company. Separate account administrative and investment advisory fees are included in fees and other income.

C.M. LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company has only separate accounts classified as nonguaranteed for which the policyholder/contract holder assumes the investment risk.

Premium income, benefits and expenses of the separate accounts are included in the Statutory Statements of Operations with the offset recorded in the change in policyholders’ reserves. Investment income, realized capital gains (losses) and unrealized capital gains (losses) on the assets of separate accounts, other than seed money, accrue to policyholders/contract holders and are not recorded in the Statutory Statements of Operations.

p.    Nonadmitted assets

Assets designated as nonadmitted by the NAIC primarily include the amount of DTA (subject to certain limitations) that will not be realized by the end of the third calendar year following the current year end, certain investments in partnerships and limited liability companies for which qualifying audits are not performed, advances and prepayments, investment income due and accrued, and certain other receivables. Assets that are designated as nonadmitted are excluded from the Statutory Statements of Financial Position through a change in nonadmitted assets on the Statutory Statements of Changes in Capital and Surplus.

q.    Reinsurance

The Company enters into reinsurance agreements with affiliated and unaffiliated insurers in the normal course of business to limit its insurance risk or to assume business.

Premium income, policyholders’ benefits (including unpaid claims) and policyholders’ reserves are reported net of reinsurance. Premium, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company records a receivable for reinsured benefits paid, but not yet reimbursed by the reinsurer and reduces policyholders’ reserves for the portion of insurance liabilities that are reinsured. Commissions and expense allowances on reinsurance ceded and modified coinsurance (Modco) reserve adjustments on reinsurance ceded are recorded as revenue.

r.    Policyholders' reserves

Policyholders’ reserves are developed by actuarial methods that will provide for the present value of estimated future obligations in excess of estimated future premium on policies in force and are determined based on either statutory prescribed mortality/morbidity tables using specified interest rates and valuation methods, or principles-based reserving under Valuation Manual-20, which considers a wide range of future economic conditions, computed using justified company experience factors, such as mortality, policyholder behavior and expenses.

Certain variable universal life and universal life contracts include features such as guaranteed minimum death benefits (GMDB) or other guarantees that ensure continued death benefit coverage when the policy would otherwise lapse. The value of the guarantee is only available to the beneficiary in the form of a death benefit. The liability for variable and universal life GMDB and other guarantees is included in policyholders’ reserves and the related change in this liability is included in change in policyholders’ reserves in the Statutory Statements of Operations.

The fixed index annuity product offers guaranteed lifetime withdrawal benefit (GLWB). A GLWB provides the annuity contract holder with a guarantee that a minimum amount will be available for withdrawal annually for life regardless of the contract value.

Certain individual variable annuity and fixed annuity products offer GMDB. The liability for GMDB is included in policyholders’ reserves and the related change in this liability is included in change in policyholders’ reserves in the Statutory Statement of Operations.

C.M. LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Tabular interest, tabular reserves, reserves released, and tabular cost for all life and annuity contracts and supplementary contracts involving life contingencies are determined in accordance with NAIC Annual Statement instructions. For tabular interest, whole life and term products use a formula that applies a weighted average interest rate determined from a seriatim valuation file to the mean average reserves. Universal life, variable life, group life, annuity and supplemental contracts use a formula that applies a weighted average credited rate to the mean account value. For contracts without an account value (e.g., a single premium immediate annuity) a weighted average statutory valuation rate is applied to the mean statutory reserve or accepted actuarial methods using applicable interest rates are applied.

All policyholders’ reserves and accruals are presented net of reinsurance. Management believes that these liabilities and accruals follow statutory accounting requirements and are sufficient, in conjunction with future revenues, to meet future anticipated obligations of policies and contracts in force.

s.    Liabilities for deposit-type contracts

Liabilities for investment-type contracts such as supplementary contracts not involving life contingencies are based on account value or accepted actuarial methods using applicable interest rates.

t.     Transfers due from separate accounts

Transfers due from separate accounts represent a net receivable from the Company’s separate accounts.

u.    Federal income taxes

Total federal income taxes are based upon the Company’s best estimate of its current and deferred tax assets or liabilities. Current tax expense (benefit) is reported in the Statutory Statements of Operations as federal income tax expense (benefit) if resulting from operations and within net realized capital (losses) gains if resulting from invested asset transactions. Changes in the balances of net deferred taxes, which provide for book-to-tax temporary differences, are subject to limitations and are reported within various lines within surplus. Accordingly, the reporting of book-to-tax temporary differences, such as reserves and policy acquisition costs, and of book-to-tax permanent differences, such as tax-exempt interest and tax credits, may result in effective tax rates in the Statutory Statements of Operations that differ from the federal statutory tax rate.

v.    Asset valuation reserve

The Company maintains an AVR that is a contingency reserve to stabilize surplus against fluctuations in the carrying value of common stocks, real estate, partnerships and limited liability companies as well as credit-related changes in the value of bonds, preferred stocks, mortgage loans, and certain derivatives. The AVR is reported as a liability within the Statutory Statements of Financial Position and the change in AVR, net of tax, is reported within the Statutory Statements of Changes in Capital and Surplus.

w.    Repurchase agreements

Repurchase agreements are contracts under which the Company sells securities and simultaneously agrees to repurchase the same or substantially the same securities. These repurchase agreements are carried at cost and accounted for as collateralized borrowings with the proceeds from the sale of the securities recorded as a liability while the underlying securities continue to be recorded as an investment by the Company. Earnings on these investments are recorded as investment income and the difference between the proceeds and the amount at which the securities will be subsequently reacquired is amortized as interest expense. Repurchase agreements are used as a tool for overall portfolio management to help ensure the Company maintains adequate assets in order to provide yield, spread and duration to support liabilities and other corporate needs.

C.M. LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company provides collateral, as dictated by the repurchase agreements, to the counterparty in exchange for a loan. If the fair value of the securities sold becomes less than the loan, the counterparty may require additional collateral.

The carrying value reported in the Statutory Statements of Financial Position for repurchase agreements approximates the fair value.

x.    Interest maintenance reserve

The Company maintains an IMR that is used to stabilize net income against fluctuations in interest rates. After-tax realized capital gains (losses), which result from changes in interest rates for all types of fixed-income investments and interest-related derivatives, are deferred into the IMR and amortized into net investment income using the grouped amortization method. In the grouped amortization method, assets are grouped based on years of maturity. IMR is reduced by the amount ceded to reinsurers when entering into in force coinsurance ceding agreements. The IMR is included in other liabilities or, if negative, is included as net negative (Disallowed) IMR for any admitted portion in other than invested assets.

y.    Other liabilities

Other liabilities primarily consist of the derivative interest expense liability, remittances and items not allocated, other miscellaneous liabilities, and accrued separate account transfers.

z.    Premium and related expense recognition

Life insurance premium revenue is generally recognized annually on the anniversary date of the policy. However, premium for flexible products, primarily universal life and variable universal life contracts, is recognized as revenue when received. Annuity premium is recognized as revenue when received.

Premium revenue is adjusted by the related deferred premium adjustment. Deferred premium adjusts for the overstatement created in the calculation of reserves as the reserve computation assumes the entire year’s net premium is collected annually at the beginning of the policy year and does not take into account installment or modal payments.
Commissions and other costs related to issuance of new policies and policy maintenance and settlement costs are charged to current operations when incurred. Surrender fee charges on certain life and annuity products are recorded as a reduction of benefits and expenses.

aa.    Net realized capital losses including other-than-temporary impairments and unrealized capital gains (losses)

Net realized capital losses, net of taxes, exclude gains (losses) deferred into the IMR and gains (losses) of the separate accounts. Net realized capital losses, including OTTI, are recognized in net income and are determined using the specific identification method.
Bonds - general

The Company employs a systematic methodology to evaluate OTTI by conducting a quarterly analysis of bonds. OTTI is evaluated in a manner consistent with market participant assumptions. The Company considers the following factors, where applicable depending on the type of securities, in the evaluation of whether a decline in value is other than temporary: (a) the likelihood that the Company will be able to collect all amounts due according to the contractual terms of the debt security; (b) the present value of the expected future cash flows of the security; (c) the characteristics, quality and value of the underlying collateral or issuer securing the position; (d) collateral structure; (e) the length of time and extent to which the fair value has been below amortized cost; (f) the financial condition and near-term prospects of the issuer; (g) adverse conditions related to the security or industry; (h) the rating of the security; (i) the Company’s ability and intent to hold the investment for a period of time sufficient to

C.M. LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

allow for an anticipated recovery to amortized cost; and (j) other qualitative and quantitative factors in determining the existence of OTTI including, but not limited to, unrealized loss trend analysis and significant short-term changes in value.

In addition, if the Company has the intent to sell, or the inability, or lack of intent to retain the investment for a period sufficient to recover the amortized cost basis, an OTTI is recognized as a realized loss equal to the entire difference between the investment’s amortized cost basis and its fair value at the balance sheet date.

When a bond is other-than-temporarily impaired, a new cost basis is established.

Bonds - corporate

For corporate securities, if it is determined that a decline in the fair value of a bond is other than temporary, OTTI is recognized as a realized loss equal to the difference between the investment’s amortized cost basis and, generally, its fair value at the balance sheet date.

The Company analyzes investments whose fair value is below the cost for impairment. Generally, if the investment experiences significant credit or interest rate related deterioration, the cost of the investment is not recoverable, or the Company intends to sell the investment before anticipated recovery, an OTTI is recognized as realized investment loss.

Bonds - loan-backed and structured securities

For loan-backed and structured securities, if the present value of cash flows expected to be collected is less than the amortized cost basis of the security, an OTTI is recognized as a realized loss equal to the difference between the investment’s amortized cost basis and the present value of cash flows expected to be collected. The expected cash flows are discounted at the security’s effective interest rate. Internal inputs used in determining the amount of the OTTI on structured securities include collateral performance, prepayment speeds, default rates, and loss severity based on borrower and loan characteristics, as well as deal structure including subordination, over-collateralization and cash flow priority.

ABS and MBS are evaluated for OTTI using scenarios and assumptions based on the specifics of each security including collateral type, loan type, vintage and subordination level in the structure. Cash flow estimates are based on these assumptions and inputs obtained from external industry sources along with internal analysis and actual experience. Where applicable, assumptions include prepayment speeds, default rates and loss severity, weighted average maturity and changes in the underlying collateral values.

The Company has a review process for determining if CDOs are at risk for OTTI. For the senior, mezzanine and junior debt tranches, cash flows are modeled using multiple scenarios based on the current ratings and values of the underlying corporate credit risks and incorporating prepayment and default assumptions that vary according to collateral attributes of each CDOs. The prepayment and default assumptions are varied within each model based upon rating (base case), historical expectations (default), rating change improvement (optimistic), rating change downgrade (pessimistic) and fair value (market). The default rates produced by these multiple scenarios are assigned an expectation weight according to current market and economic conditions and fed into a final scenario. OTTI is recorded if this final scenario results in the loss of any principal or interest payments due.

For the most subordinated junior CDOs tranches, the present value of the projected cash flows in the final scenario is measured using an effective yield. If the current book value of the security is greater than the present value measured using an effective yield, an OTTI is taken in an amount sufficient to produce its effective yield. Certain CDOs cannot be modeled using all of the scenarios because of limitations on the data needed for all scenarios. The cash flows for these CDOs, including foreign currency denominated CDOs, are projected using a customized scenario that management believes is reasonable for the applicable collateral pool.

C.M. LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

For loan-backed and structured securities, any difference between the new amortized cost basis and any increased present value of future cash flows expected to be collected is accreted into net investment income over the expected remaining life of the bond.

Common and preferred stocks

The cost basis of common and preferred stocks is adjusted for impairments deemed to be other than temporary. The Company considers the following factors in the evaluation of whether a decline in value is other than temporary: (a) the financial condition and near-term prospects of the issuer; (b) the Company’s ability and intent to retain the investment for a period sufficient to allow for a near-term recovery in value; and (c) the period and degree to which the value has been below cost. The Company conducts a quarterly analysis of issuers whose common or preferred stock is not-in-good standing or valued below 80% of cost. The Company also considers other qualitative and quantitative factors in determining the existence of OTTI including, but not limited to, unrealized loss trend analysis and significant short-term changes in value.

Mortgage loans

The Company performs internal reviews at least annually to determine if individual mortgage loans are performing or nonperforming. The fair values of performing mortgage loans are estimated by discounting expected future cash flows using current interest rates for similar loans with similar credit risk. For nonperforming loans, the fair value is the estimated collateral value of the underlying real estate. If foreclosure is probable, the Company will obtain an external appraisal.

Mortgage loans are considered to be impaired when, based upon current available information and events, it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement. A valuation allowance is recorded on a loan-by-loan basis in net unrealized capital losses for the excess of the carrying value of the mortgage loan over the fair value of its underlying collateral. Such information or events could include property performance, capital budgets, future lease roll, a property inspection as well as payment trends. Collectability and estimated decreases in collateral values are also assessed on a loan-by-loan basis considering all events and conditions relevant to the loan. This evaluation is inherently subjective as it requires estimates that are susceptible to significant revisions as more information becomes available, as changes occur in the market or as negotiations with the borrowing entity evolve. If there is a change in the fair value of the underlying collateral or the estimated loss on the loan, the valuation allowance is adjusted accordingly. An OTTI occurs upon the realization of a credit loss, typically through foreclosure or after a decision is made to accept a discounted payoff, and is recognized in realized capital losses. The previously recorded valuation allowance is reversed from unrealized capital losses. When an OTTI is recorded, a new cost basis is established reflecting estimated value of the collateral.

Partnerships and limited liability companies

When it is probable that the Company will be unable to recover the outstanding carrying value of an investment based on undiscounted cash flows, or there is evidence indicating an inability of the investee to sustain earnings to justify the carrying value of the investment, OTTI is recognized in realized capital losses reflecting the excess of the carrying value over the estimated fair value of the investment. The estimated fair values of limited partnership interests are generally based on the Company’s share of the net asset value (NAV) as provided in the financial statements of the investees. In certain circumstances, management may adjust the NAV by a premium or discount when it has sufficient evidence to support applying such adjustments.

For determining impairments in partnerships that generate LIHTCs, the Company uses the present value of all future benefits, the majority of which are tax credits, discounted at a risk-free rate for future benefits of ten or more years and compares the results to its current book value. Impairments are recognized in realized capital losses reflecting the excess of the carrying value over the estimated fair value of the investment.

C.M. LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Unrealized capital gains (losses)

Unrealized capital gains (losses) include changes in the fair value of derivatives, excluding interest rate swaps and credit default index swaps associated with replicated assets; currency translation adjustments on foreign-denominated bonds; changes in the fair value of unaffiliated common stocks; changes in the fair value of bonds and preferred stocks that are carried at fair value; and changes in the inflation adjustments on U.S Treasury inflation-indexed securities. Changes in the Company’s equity investments in partnerships and limited liability companies, including the earnings as reported on the financial statements, earnings recorded as accumulated undistributed earnings, foreign exchange asset valuation and mark-to-market on operating assets, and certain subsidiaries and affiliates are also reported as changes in unrealized capital gains (losses). Unrealized capital gains (losses) are recorded as a change in net unrealized capital gains (losses), net of tax, within the Statutory Statements of Changes in Capital and Surplus.

3.    New accounting standards

Adoption of new accounting standards

In August 2025, the NAIC adopted revisions to INT 23-01 (Disallowed IMR) which extended the effective date of the INT to December 31, 2026 and added additional disclosure requirements and clarifications to the guidance in the INT.

INT 23-01 provided optional, limited-term guidance for the assessment of disallowed IMR for up to 10% of adjusted general account capital and surplus. An insurer’s capital and surplus must first be adjusted to exclude certain “soft assets” including net positive goodwill, electronic data processing equipment and operating system software, net DTA and admitted disallowed IMR. An insurer is only able to admit the negative IMR if the insurer's risk-based capital is over 300% of the authorized control level after adjusting to remove the assets described above.

Negative IMR may be admitted first in the insurer’s general account and then, if all disallowed IMR in the general account is admitted and the percentage limit is not reached, to the separate account proportionately between insulated and noninsulated accounts. If the insurer can demonstrate historical practice in which acquired gains from derivatives were also reversed to IMR (as liabilities) and amortized, there is no exclusion for derivatives losses. INT 23-01 was adopted by the Company as of September 30, 2023.

To the extent the Company’s IMR balance is a net negative, the effects of INT 23-01 are reflected in the Company’s financial position, results of operations, and financial statement disclosures. The Company has adopted revisions to INT 23-01, which did not have a material effect on the Company’s financial statements.

Effective January 1, 2024, the NAIC adopted revisions to avoid allocating realized gains or losses from bond sales to the IMR when sold before a rating downgrade. Revisions were also made to avoid allocating realized gains or losses from mortgage loan sales when there is a credit loss allowance, where payments are not 90 days past due. Revisions were also made to update guidance on changes in credit ratings used to allocate credit or interest rate related gains or losses, requiring identification of realized losses from acute credit events to be allocated to AVR. The modifications did not have a material effect on the Company’s financial statements.

Effective March 16, 2024, the NAIC adopted revisions to the requirements of audit and admissibility in SSAP No. 97 – Investments in Subsidiary, Controlled and Affiliated Entities (SCA) to better align with the guidance on the look-through methodology. The revisions allow for admitting audited investments in entities owned by unaudited downstream noninsurance holding company SCA entity. The modifications did not have a material effect on the Company’s financial statements.

In August 2023, the NAIC adopted revisions to clarify and incorporate a new bond definition within disclosures SSAP No. 26 – Bonds, SSAP No. 43 – ABS, and other related SSAPs, effective January 1, 2025. The revisions were issued in connection with its principle-based bond definition project, “the Bond Project”.

C.M. LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Bond Project began in October 2020 through the development of a principle-based bond definition to be used for all securities in determining whether they qualify for reporting on the statutory annual statement Schedule D. Within the new bond definition, bonds are classified as an issuer credit obligation (ICO) or an ABS.

An ICO is defined as a bond where repayment is supported by the general creditworthiness of an operating entity, and an ABS is defined as a bond issued by an entity created for the primary purpose of raising capital through debt backed by financial assets. The revisions to SSAP No. 26 reflect the principle-based bond definition, and SSAP No. 43 provides accounting and reporting guidance for investments that qualify as ABS under the new bond definition. Upon adoption, investments that do not qualify as bonds will not be permitted to be reported as bonds on Schedule D, Part 1 thereafter as there will be no grandfathering for existing investments that do not qualify under the revised SSAPs. The Company has adopted this guidance, resulting in $5 million for all securities reclassed off Schedule D-1, which includes $3 million that resulted with a change in measurement basis. The adoption resulted in a decrease in unrealized capital gains on the Statutory Statement of Changes in Capital and Surplus of $1 million for the Company on January 1, 2025. Modifications of disclosures by asset categories are prospectively applied to Note 5a. "Investments – Bonds".

In March 2024, the NAIC adopted revisions to SSAP No. 21 - Other Admitted Assets, effective January 1, 2025, clarifying that residuals follow the effective yield approach with a cap and providing an election for the cost recovery method. The Company elected the effective yield method using the allowable earned yield, capped by the amount of cash distributions received. The modifications did not have a material effect on the Company’s financial statements.

Effective January 1, 2025, revisions were made to short-term investments, which include excluding additional investment types from being reported as cash equivalents or short-term investments regardless of maturity date of the investment at the date of acquisition. Investments will be eliminated from being reported as cash equivalents or short-term investments unless they would qualify under SSAP No. 26 – Bonds as an ICO. Such investments will then only qualify as a cash equivalent or short-term investment if they have a maturity date within 3-months (cash equivalents) or 12-months (short-term) from the date of acquisition or meet the specific requirements for money market mutual funds or cash pooling arrangements. The modifications did not have a material effect on the Company’s financial statements.

The NAIC adopted revisions to various SSAPs for investments in tax credits, acquired tax credits and updated annual statement reporting categories for tax credit investment risk-based capital. These revisions include broad criteria to scope in various tax credit programs, including solar programs and state specific programs. This adoption requires proportional amortization as the measurement approach, as with existing low-income housing tax credits, recording amortization of the investment in the partnership through net investment income and the use of the tax credits in the appropriate tax line. The adopted revisions were effective on January 1, 2025. The modifications were prospectively applied and did not have a material effect on the Company’s financial statements.

In March 2025, the NAIC adopted revisions to clarify how assets held under modified coinsurance (Modco) or funds withheld (FWH) agreements shall be reflected within the restricted asset disclosure in SSAP No. 1 -Accounting Policies, Risks & Uncertainties, and Other Disclosures and in the corresponding disclosures in Note 5l. "Restricted assets" of the statutory financial statements. It also proposes enhanced disclosures to fully identify the extent of restricted assets reported on balance sheet within a single disclosure as well as identify differences between the restricted asset annual statement disclosure and the amount reported in the annual statement general interrogatories, which is pulled directly into the risk-based capital formulas. The adopted revisions will be effective December 31, 2025. The modifications did not have a material effect on the Company’s financial statements.

C.M. LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

In December 2025, the NAIC adopted revisions to SSAP No. 61 - Statutory Accounting for Life & Health Reinsurance and related guidance clarifying that risk transfer for combination reinsurance contracts with interdependent features (e.g., coinsurance and yearly renewable term with aggregate experience refunds or recapture rights) must be evaluated in aggregate. Each component satisfying risk transfer individually is necessary but not sufficient for the contract as a whole. These revisions are effective as of immediately for all for new or newly amended contracts with provisions allowing until December 31, 2026 for existing contracts. The Company is assessing the potential impact on the Company's financial statements.

Future adoption of new accounting standards

In March 2024, the NAIC proposed expansion of the guidance in SSAP No. 56 - Separate Accounts to further address situations and provide consistent accounting guidelines for when assets are reported at a measurement method other than fair value. This is to address an increase in assets reported at book value within the separate investment account, which have been approved under state prescribed practices and/or interpretations that the reference for fund accumulation contracts captures pension risk transfer (PRT) or registered indexed-linked annuities and other similar general-account type products. In August 2024, the NAIC exposed further revisions as to treatment of IMR for transfers between general investment account and separate investment account, with the broad concept that such transfers would have offset IMR impacts between the general investment account and the book value separate investment account with a zero net impact to surplus. In February 2025, the NAIC adopted final revisions to SSAP No. 56 - Separate Accounts. The revisions clarify the measurement method guidance as well as prescribe guidance for how transfers to/from the general investment account and separate investment account shall be recognized. The adopted revisions will be effective on January 1, 2026, with early adoption permitted. The modifications are not expected to have a material impact on the Company’s financial statements.

In November 2024, the NAIC exposed revisions to add guidance for SCAs that are investment in subsidiaries, with consideration to prescribing measurement and potential non-admittance thresholds. Effective December 31, 2026, the concept of investment subsidiaries will be removed from the annual statement. The Company has a material amount of assets within investment subsidiaries and is assessing the potential impact on the Company’s financial statements.

In December 2025, the Statutory Accounting Principles Working Group adopted revisions to SSAP No. 37 - Mortgage Loans to expand the scope to include qualifying statutory investment trusts holding only residential mortgage loans. The revisions require disclosure of all statutory trusts owned by the reporting entity and additional disclosures for mortgage loans acquired through qualifying trusts. These changes are effective January 1, 2027. The Company is assessing the potential impact on the Company’s financial statements.

C.M. LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

4.    Fair value of financial instruments

The following presents a summary of the carrying values and fair values of the Company's financial instruments:

	December 31, 2025
	Carrying Value	Fair Value	Level 1	Level 2	Level 3
	(In Millions)
Financial assets:
Bonds:
ICO	$1,669	$1,487	$30	$602	$855
ABS	446	436	—	252	184
Preferred stocks	11	11	6	—	5
Common stocks - subsidiaries and affiliates	9	9	—	—	9
Common stocks - unaffiliated	9	9	5	—	4
Mortgage loans	526	494	—	—	494
Derivatives	627	312	(7)	319	—
Cash, cash equivalents and short-term investments	650	650	60	590	—
Separate account assets	1,945	1,945	1,945	—	—
Financial liabilities:
Individual annuity contracts	1,785	1,826	—	—	1,826
Supplementary contracts	40	41	—	—	41
Derivatives	290	290	—	290	—

Common stocks - subsidiaries and affiliates do not include unconsolidated subsidiaries, which had statutory carrying values of $207 million.

	December 31, 2024
	Carrying Value	Fair Value	Level 1	Level 2	Level 3
	(In Millions)
Financial assets:
Bonds	$2,647	$2,399	$31	$1,036	$1,332
Preferred stocks	11	11	6	—	5
Common stocks - subsidiaries and affiliates	7	7	—	—	7
Common stocks - unaffiliated	11	11	7	—	4
Mortgage loans - commercial	530	491	—	—	491
Mortgage loans - residential	139	128	—	—	128
Derivatives	669	373	—	373	—
Cash, cash equivalents and short-term investments	203	203	11	192	—
Separate account assets	1,862	1,862	1,862	—	—
Financial liabilities:
Individual annuity contracts	2,034	2,073	—	—	2,073
Supplementary contracts	42	42	—	—	42
Derivatives	351	351	14	337	—

Common stocks - subsidiaries and affiliates do not include unconsolidated subsidiaries, which had statutory carrying values of $220 million.

C.M. LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Fair value is defined as the price that would be received from selling an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative guidance for fair value establishes a measurement framework that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques into three levels. Each level reflects a unique description of the inputs that are significant to the fair value measurements. The levels of the fair value hierarchy are as follows:

Level 1 – Observable inputs in the form of quoted prices for identical instruments in active markets.

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities, quoted prices in markets that are not active or other inputs that are observable or can be derived from observable market data for substantially the full term of the assets or liabilities.

Level 3 – One or more unobservable inputs that are supported by little or no market activity and are significant to the fair value of the assets or liabilities. Level 3 assets and liabilities include financial instruments whose value is determined using internal models, as well as instruments for which the determination of fair value requires significant management judgment or estimation.

When available, the Company generally uses unadjusted quoted market prices from independent sources to determine the fair value of investments and classifies such items within Level 1 of the fair value hierarchy. If quoted prices are not available, prices are derived from observable market data for similar assets in an active market or obtained directly from brokers for identical assets traded in inactive markets. Investments that are priced using these inputs are classified within Level 2 of the fair value hierarchy. When some of the necessary observable inputs are unavailable, fair value is based upon internally developed models. These models use inputs not directly observable or correlated with observable market data. Typical inputs, which are integrated in the Company’s internal discounted cash flow models and discounted earnings models include, but are not limited to, issuer spreads derived from internal credit ratings and benchmark yields such as Secured Overnight Financing Rate (SOFR), cash flow estimates and earnings before interest, taxes, depreciation and amortization estimates. Investments that are priced with such unobservable inputs are classified within Level 3 of the fair value hierarchy.

The Company reviews the fair value hierarchy classifications at each reporting period. Overall, reclassifications between levels occur when there are changes in the observability of inputs and market activity used in the valuation of a financial asset or liability. Such reclassifications are reported as transfers between levels at the beginning fair value for the reporting period in which the changes occur. Given the types of assets classified as Level 1 (primarily equity securities including mutual fund investments), transfers between Level 1 and Level 2 measurement categories are expected to be infrequent. Transfers into and out of Level 3 are summarized in the schedule of changes in Level 3 assets and liabilities.

The fair value of other deposits is determined by multiplying the book value of the contract by an average market value adjustment factor. The market value adjustment factor is directly related to the difference between the book value of client liabilities and the present value of installment payments discounted at current market value yields. The market value yield is measured by the Barclay's Aggregate Bond Index, subject to certain adjustments, and the installment period is equivalent to the duration of the Company’s invested asset portfolio.

The fair value of individual annuity and supplementary contracts is determined using one of several methods based on the specific contract type. For short-term contracts, generally less than 30 days, the fair value is assumed to be the book value. For contracts with longer durations, GICs and investment-type contracts, the fair value is determined by calculating the present value of future cash flows discounted at current market interest rates, the risk-free rate or a current pricing yield curve based on pricing assumptions using assets of a comparable corporate bond quality. Annuities receiving dividends are accumulated at the average minimum guaranteed rate and discounted at the risk-free rate. All others are valued using cash flow projections from the Company's asset/liability management analysis.

C.M. LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following presents the Company's fair value hierarchy for assets and liabilities that are carried at fair value:

	December 31, 2025
	Level 1	Level 2	Level 3	Total
	(In Millions)
Financial assets:
Bonds:
ICO	$31	$—	$13	$44
Preferred stocks	—	—	5	5
Common stocks - subsidiaries and affiliates	—	—	9	9
Common stocks - unaffiliated	5	—	4	9
Derivatives:
Interest rate swaps	—	574	—	574
Options	—	21	—	21
Currency swaps	—	39	—	39
Forward contracts	—	1	—	1
Financial futures	(7)	—	—	(7)
Separate account assets	1,945	—	—	1,945
Total financial assets carried at fair value	$1,974	$635	$31	$2,640

Financial liabilities:
Derivatives:
Interest rate swaps	$—	$265	$—	$265
Options	—	13	—	13
Currency swaps	—	9	—	9
Forward contracts	—	3	—	3
Total financial liabilities carried at fair value	$—	$290	$—	$290

The Company does not have any financial instruments that were carried at net asset value as a practical expedient.

C.M. LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following presents the Company's fair value hierarchy for assets and liabilities that are carried at fair value:

	December 31, 2024
	Level 1	Level 2	Level 3	Total
	(In Millions)
Financial assets:
Bonds:
Industrial and miscellaneous	$30	$1	$7	$38
Preferred stocks	—	—	5	5
Common stocks - subsidiaries and affiliates	—	—	7	7
Common stocks - unaffiliated	6	—	5	11
Derivatives:
Interest rate swaps	—	560	—	560
Options	—	28	—	28
Currency swaps	—	76	—	76
Forward contracts	—	5	—	5
Separate account assets	1,862	—	—	1,862
Total financial assets carried at fair value	$1,898	$670	$24	$2,592

Financial liabilities:
Derivatives:
Interest rate swaps	$—	$319	$—	$319
Options	—	15	—	15
Currency swaps	—	2	—	2
Forward contracts	—	1	—	1
Financial futures	14	—	—	14
Total financial liabilities carried at fair value	$14	$337	$—	$351

The Company reviews the fair value hierarchy classifications each reporting period. Changes in the observability of the valuation attributes and the level of market activity may result in a reclassification of certain financial assets or liabilities between fair value hierarchy classifications. Such reclassifications are reported as transfers between levels in the beginning fair value for the reporting period in which the changes occur.

Valuation Techniques and Inputs

The Company determines the fair value of its investments using primarily the market approach or the income approach. The use of quoted prices for identical assets and matrix pricing or other similar techniques are examples of market approaches, while the use of discounted cash flow methodologies is an example of the income approach. The Company attempts to maximize the use of observable inputs and minimize the use of unobservable inputs in selecting whether the market or the income approach is used.

A description of the significant valuation techniques and inputs to the determination of estimated fair value for the more significant asset and liability classes measured at fair value on a recurring basis and categorized within Level 2 and Level 3 of the fair value hierarchy is as follows:

Separate account assets – At December 31, 2025 these assets primarily include ICO bonds, ABS bonds and derivatives as a result of the Bond Project. At December 31, 2024 these assets primarily include bonds (industrial and miscellaneous; U.S. government and agencies), and derivatives. Their fair values of these assets are determined using the same methods as outlined in categories below.

C.M. LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

ICO bonds - These securities are principally valued using market or income approaches. Level 2 valuations are based on quoted prices in inactive markets or matrix pricing techniques using observable inputs such as benchmark yield curves, spreads, issuer ratings, and comparable trades. Level 3 valuations rely on discounted cash flow models incorporating significant unobservable inputs, including adjustments for illiquidity, bespoke credit spreads, and issuer-specific factors.

ABS bonds - These securities are valued using market or income approaches. Level 2 valuations utilize observable inputs such as benchmark yield curves, spreads, and comparable structured securities. Level 3 valuations incorporate significant unobservable inputs, including assumptions about prepayment speeds, default rates, and liquidity adjustments.

Bonds (Industrial and miscellaneous) – These securities are principally valued using the market or the income approaches. Level 2 valuations are based primarily on quoted prices in markets that are not active, broker quotes, matrix pricing or other similar techniques that use standard market observable inputs such as benchmark yields, spreads versus benchmark yields, new issuances, issuer ratings, duration, and trades of identical or comparable securities. Privately placed securities are valued using discounted cash flow models using standard market observable inputs and inputs derived from, or corroborated by, market observable data including market yield curve, duration, call provisions, observable prices and spreads for similar publicly traded or privately traded issuances that incorporate the credit quality and industry sector of the issuer. This level also includes securities priced by independent pricing services that use observable inputs. Valuations based on matrix pricing or other similar techniques that utilize significant unobservable inputs or inputs that cannot be derived principally from, or corroborated by, observable market data, including adjustments for illiquidity, delta spread adjustments or spreads to reflect industry trends or specific credit-related issues are classified as Level 3. In addition, inputs including quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2 are classified as Level 3.

Bonds (U.S. government and agencies) – These securities are principally valued using the market approach. Level 2 valuations are based primarily on quoted prices in markets that are not active, or using matrix pricing or other similar techniques using standard market observable inputs such as the benchmark U.S. Treasury yield curve, the spreads versus the U.S. Treasury yield curve for the identical security and comparable securities that are actively traded.

Derivative assets and liabilities – These financial instruments are primarily valued using the market approach. The estimated fair value of derivatives is based primarily on quotations obtained from counterparties and independent sources, such as quoted market values received from brokers. These quotations are compared to internally derived prices and a price challenge is lodged with the counterparties and an independent source when a significant difference cannot be explained by appropriate adjustments to the internal model. When quoted market values are not reliable or available, the value is based upon an internal valuation process using market observable inputs that other market participants would use. Significant inputs to the valuation of derivative financial instruments include overnight index swaps (OIS) and SOFR basis curves, interest rate volatility, swap yield curve, currency spot rates, cross currency basis curves and dividend yields. Due to the observability of the significant inputs to these fair value measurements, they are classified as Level 2.

The use of different assumptions or valuation methodologies may have a material impact on the estimated fair value amounts. For the periods presented, there were no significant changes to the Company's valuation techniques.

C.M. LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following presents changes in the Company's Level 3 assets carried at fair value:

	Balance as of	Gains (Losses) in Net Income	Losses (Gains) in Surplus								Balance as of
								Transfers
	01/01/25			Purchases	Issuances	Sales	Settlements	In	Out	Other	12/31/25
	(In Millions)
Financial assets:
Bonds:
ICO	$7	$(1)	$(1)	$—	$11	$—	$(1)	$—	$—	$(2)	$13
Preferred stocks	5	—	—	—	—	—	—	—	—	—	5
Common stocks:
Subsidiaries and affiliates	7	—	—	—	2	—	—	—	—	—	9
Unaffiliated	5	—	1	—	—	—	(2)	—	—	—	4
Total financial assets	$24	$(1)	$—	$—	$13	$—	$(3)	$—	$—	$(2)	$31

	Balance as of	Gains (Losses) in Net Income	Losses (Gains) in Surplus								Balance as of
								Transfers
	01/01/24			Purchases	Issuances	Sales	Settlements	In	Out	Other	12/31/24
	(In Millions)
Financial assets:
Bonds:
Industrial and miscellaneous	$4	$(6)	$—	$—	$—	$—	$—	$—	$—	$9	$7
Preferred stocks	4	—	1	—	—	—	—	—	—	—	5
Common stocks:
Subsidiaries and affiliates	6	—	—	—	1	—	—	—	—	—	7
Unaffiliated	3	(1)	2	1	1	—	(1)	—	—	—	5
Total financial assets	$17	$(7)	$3	$1	$2	$—	$(1)	$—	$—	$9	$24

Other transfers include assets that are either no longer carried at fair value or have just begun to be carried at fair value, such as assets with no level changes but a change in the lower of cost or market carrying basis. Bonds in Other contain assets that are now carried at fair value due to ratings changes and assets are no longer carried at fair value where the fair value is now higher than the book value.

Level 3 Transfers-In are assets that are consistently carried at fair value but have had a level change. Common stocks unaffiliated assets were transferred from Level 2 to Level 3 due to a change in the observability of pricing inputs, at the beginning fair value for the reporting period.

C.M. LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

5.    Investments

The Company maintains a diversified investment portfolio. Investment policies limit concentration in any asset class, geographic region, industry group, economic characteristic, investment quality or individual investment.

a.     Bonds

The carrying value and fair value of bonds were as follows:

	December 31, 2025
	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Millions)
ICO:
Corporate bonds	$1,325	$6	$180	$1,151
Bank loans - acquired & issued	190	1	6	185
Municipal bonds - general obligation & special revenue	60	4	3	61
SVO - identified bond exchange traded funds - fair value & systemic value	31	—	—	31
Bonds issued from SEC registered BDC/CEF/REIT	20	—	—	20
Non-U.S. sovereign jurisdiction securities	15	—	3	12
Single entity backed bonds obligation	14	—	—	14
Project finance bonds issued by operating entities	11	—	1	10
U.S. government obligation (exempt from RBC)	3	—	—	3
Total ICO	$1,669	$11	$193	$1,487

ABS:
Other financial ABS – self-liquidating	155	1	2	154
Non-agency – CLOs/CBOs/CDOs	114	—	—	114
Equity backed securities	95	—	3	92
Non-agency CMBS	45	—	5	40
Non-agency RMBS	17	1	1	17
Lease-backed securities – full analysis	8	—	—	8
Lease-backed securities	7	—	1	6
Other non-financial ABS – full analysis	3	—	—	3
Agency CMBS	1	—	—	1
Other non-financial asset-backed securities	1	—	—	1
Total ABS	446	2	12	436
Total bonds	$2,115	$13	$205	$1,923
The December 31, 2025 gross unrealized losses exclude $2 million of losses included in the carrying value. These losses include $2 million from NAIC Class 6 bonds and were primarily included in corporate bonds and bank loans - acquired.

C.M. LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2024
	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Millions)
U.S. government and agencies	$3	$—	$—	$3
States, territories and possessions	7	—	—	7
Political subdivisions	13	1	1	13
Special revenue	52	3	2	53
Industrial and miscellaneous	2,262	6	239	2,029
Hybrid securities	6	—	—	6
Parent, subsidiaries and affiliates	304	—	16	288
Total	$2,647	$10	$258	$2,399

The December 31, 2024 gross unrealized losses exclude $2 million of losses included in the carrying value. These losses include $2 million from NAIC Class 6 bonds and were primarily included in industrial and miscellaneous or parents, subsidiaries and affiliates.

The quality of the bond portfolio is determined by the use of SVO ratings and the equivalent rating agency designations, except for RMBS and CMBS that use third-party modelers. The following sets forth the NAIC class ratings for the bond portfolio including RMBS and CMBS:

		December 31, 2025		December 31, 2024
NAIC Class	Equivalent Rating Agency Designation	Carrying Value	% of Total	Carrying Value	% of Total
		($ In Millions)
1	Aaa/Aa/A	$1,091	51%	$1,322	49%
2	Baa	923	44	950	36
3	Ba	50	2	306	12
4	B	18	1	44	2
5	Caa and lower	13	1	15	1
6	In or near default	20	1	10	—
	Total	$2,115	100%	$2,647	100%

The following summarizes NAIC ratings for RMBS and CMBS investments subject to NAIC modeling:

	December 31, 2025				December 31, 2024
	RMBS		CMBS		RMBS		CMBS
NAIC Class	Carrying Value	% of Total	Carrying Value	% of Total	Carrying Value	% of Total	Carrying Value	% of Total
	($ In Millions)
1	$2	100%	$42	88%	$2	100%	$54	96%
2	—	—	4	8	—	—	2	4
3	—	—	—	—	—	—	—	—
4	—	—	1	2	—	—	—	—
5	—	—	1	2	—	—	—	—
6	—	—	—	—	—	—	—	—
	$2	100%	$48	100%	$2	100%	$56	100%

C.M. LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is a summary of the carrying value and fair value of bonds as of December 31, 2025 and 2024 by contractual maturity. Expected maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations with or without prepayment penalties. Securities with more than one maturity date are included in the table using the final maturity date.

	December 31, 2025		December 31, 2024
	Carrying Value	Fair Value	Carrying Value	Fair Value
	(In Millions)
Due in one year or less	$114	$113	$41	$41
Due after one year through five years	492	487	738	710
Due after five years through ten years	479	450	709	670
Due after ten years	1,030	873	1,159	977
Total	$2,115	$1,923	$2,647	$2,398

Sales proceeds and related gross realized capital gains (losses) from bonds were as follows:

	Years Ended December 31,
	2025	2024	2023
	(In Millions)
Proceeds from sales	$152	$317	$1,041
Gross realized capital gains from sales	2	3	13
Gross realized capital losses from sales	(14)	(3)	(91)

The following is a summary of the fair values and gross unrealized losses aggregated by bond category and length of time that the securities were in a continuous unrealized loss position:

	December 31, 2025
	Less Than 12 Months			12 Months or Longer
	Fair Value	Unrealized Losses	Number of Issuers	Fair Value	Unrealized Losses	Number of Issuers
	($ In Millions)
ICO:
Non-U.S. sovereign jurisdiction securities	$—	$—	—	$12	$3	3
Municipal bonds - general obligation & special revenue	6	1	6	30	2	22
Project finance bonds issued by operating entities	—	—	—	10	1	5
Corporate bonds	37	1	19	884	179	386
Single entity backed bonds obligation	—	—	1	5	1	4
Bank loans - acquired & issued	16	—	13	69	7	27
Total ICO	$59	$2	$39	$1,017	$193	$449

C.M. LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2025
	Less Than 12 Months			12 Months or Longer
	Fair Value	Unrealized Losses	Number of Issuers	Fair Value	Unrealized Losses	Number of Issuers
	($ In Millions)
ABS:
Agency RMBS	$—	$—	—	$—	$—	2
Non-agency RMBS	1	—	26	10	1	109
Non-agency CMBS	1	—	1	39	5	51
Non-agency – CLOs/CBOs/CDOs	6	—	4	—	—	—
Other financial ABS – self-liquidating	2	—	5	36	2	45
Equity backed securities	—	—	—	36	3	5
Other financial ABS– not self-liquidating	—	—	—	—	—	1
Lease-backed securities	—	—	—	6	1	7
Other non-financial asset-backed securities	—	—	—	1	—	3
Lease-backed securities – full analysis	—	—	—	2	—	2
Other non-financial ABS – full analysis	—	—	—	3	—	2
Total ABS	10	—	36	133	12	227
Total bonds	$69	$2	75	$1,150	$205	676

	December 31, 2024
	Less Than 12 Months			12 Months or Longer
	Fair Value	Unrealized Losses	Number of Issuers	Fair Value	Unrealized Losses	Number of Issuers
	($ In Millions)
U. S. government and agencies	$—	$—	1	$—	$—	1
States, territories and possessions	4	—	2	2	—	2
Political subdivisions	2	—	4	7	1	4
Special revenue	6	—	7	30	2	25
Industrial and miscellaneous	99	3	92	1,165	238	660
Parent, subsidiaries and affiliates	—	—	—	260	17	2
Total	$111	$3	106	$1,464	$258	694

As of December 31, 2025 and 2024, management has not deemed these unrealized losses to be other-than-temporary because the investment’s carrying value is expected to be realized and the Company has the ability and intent not to sell these investments until recovery, which may be at maturity.

As of December 31, 2025, investments in structured and loan-backed securities that had unrealized losses, which were not recognized in earnings, had a fair value of $132 million. Securities in an unrealized loss position for less than 12 months had a fair value of $10 million and unrealized losses of less than $1 million. Securities in an unrealized loss position for greater than 12 months had a fair value of $121 million and unrealized losses of $11 million. These securities were primarily categorized as non-agency CMBS, equity backed securities and other financial ABS.

C.M. LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

As of December 31, 2024, investments in structured and loan-backed securities that had unrealized losses, which were not recognized in earnings, had a fair value of $159 million. Securities in an unrealized loss position for less than 12 months had a fair value of $15 million and unrealized losses of $1 million. Securities in an unrealized loss position for greater than 12 months had a fair value of $145 million and unrealized losses of $18 million. These securities were primarily categorized as industrial and miscellaneous or parent, subsidiaries and affiliates.

In the course of the Company’s investment management activities, securities may be sold and reacquired within 30 days to enhance the Company’s yield on its investment portfolio. The Company did not sell any securities with the NAIC Designation 3 or below for the years ended December 31, 2025 or 2024 that were reacquired within 30 days of the sale date.

The Company had assets on deposit with government authorities or trustees, as required by law, in the amount of $4 million as of December 31, 2025 and 2024.

Residential mortgage-backed exposure

The Company's RMBS portfolio includes prime, subprime and Alt-A loans. The Alt-A category includes option adjustable-rate mortgages and the subprime category includes 'scratch and dent' or reperforming pools, high loan-to-value pools and pools where the borrowers have very impaired credit but the average loan-to-value is low, typically 70% or below. In identifying Alt-A and subprime exposure, management used a combination of qualitative and quantitative factors, including FICO (Fair Isaac Corporation) scores and loan-to-value ratios.

As of December 31, 2025, RMBS had a total carrying value of $20 million and a fair value of $20 million of which approximately 26%, based on carrying value, was classified as Alt-A. Alt-A and subprime RMBS had a total carrying value of $15 million and a fair value of $14 million. As of December 31, 2024, RMBS had a total carrying value of $22 million and a fair value of $21 million of which approximately 28%, based on carrying value, was classified as Alt-A. Alt-A and subprime RMBS had a total carrying value of $16 million and a fair value of $15 million.

During the years ended December 31, 2025 and 2024, there were no significant credit downgrades for the securities held by the Company that were backed by residential mortgage pools.

Leveraged loan exposure

Leveraged loans are loans extended to companies that already have considerable amounts of debt. The Company reports leveraged loans as bonds. These leveraged loans have interest rates higher than typical loans, reflecting the additional risk of default from issuers with high debt-to-equity ratios.

As of December 31, 2025, total leveraged loans had a carrying value of $32 million and a fair value of $32 million, of which approximately 16%, based on carrying value, were domestic leveraged loans. As of December 31, 2024, total leveraged loans had a carrying value of $310 million and a fair value of $294 million, of which approximately 89%, based on carrying value, were domestic leveraged loans.

In 2024, the Company refined its definition of leveraged loans to include commercial loans to high-yield corporations.

Commercial mortgage-backed exposure

The Company holds bonds backed by pools of commercial mortgages. The mortgages in these pools have varying risk characteristics related to underlying collateral type, borrower's risk profile and ability to refinance and the return provided to the borrower from the underlying collateral. These investments had a carrying value of $46 million and fair value of $40 million as of December 31, 2025 and a carrying value of $57 million and fair value of $48 million as of December 31, 2024.

C.M. LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Prepayment penalty and acceleration fees

Investment income related to securities sold, redeemed or otherwise disposed:

	Years Ended December 31,
	2025	2024
	($ In Millions)
Number of CUSIPS	13	18
Aggregate Amount of Investment Income	$—	$—

b.    5GI Securities

Securities owned by the Company with an NAIC designation of 5GI securities:

	December 31, 2025			December 31, 2024
	Number of 5GI Securities	Carrying Value	Fair Value	Number of 5GI Securities	Carrying Value	Fair Value
	($ In Millions)
Investments:
Bonds - amortized cost	25	$3	$3	16	$3	$3
Preferred stocks - fair value	1	—	—	1	—	—
Total	26	$3	$3	17	$3	$3

c.     Preferred stocks

The carrying value and fair value of preferred stocks were as follows:

	December 31,
	2025	2024
	(In Millions)
Carrying value	$11	$11
Fair value	$11	$11

As of December 31, 2025, investments in preferred stocks in an unrealized loss position included holdings with a fair value of $9 million in 2 issuers, less than $1 million of which was in an unrealized loss position for more than 12 months. As of December 31, 2024, investments in preferred stocks in an unrealized loss position included holdings with a fair value of $6 million in 2 issuers, $5 million of which was in an unrealized loss position for more than 12 months. Based upon the Company’s impairment review process discussed in Note 2aa. "Net realized capital losses including other-than-temporary impairments and unrealized capital gains (losses)" the decline in value of these securities was not considered to be other than temporary as of December 31, 2025 or 2024.

As of December 31, 2025 and 2024, the Company held preferred stocks for which the transfer of ownership was restricted by contractual requirements with carrying values of less than $1 million and $1 million, respectively.

C.M. LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

d.     Common stocks – subsidiaries and affiliates

MML Bay State primarily provides variable life and bank-owned life insurance business. It declared and paid $21 million in dividends to the Company for the year ended December 31, 2025, $23 million in 2024 and $25 million in 2023. A majority of MML Bay State's shareholder equity is subject to dividend restrictions. Dividend restrictions, imposed by state regulations, limit the payment of dividends to the Company without prior approval from the Department. Under these regulations, $21 million of shareholder's equity is available for distribution to the shareholder in 2025 without prior regulatory approval. The Company does not rely on dividends from its subsidiary to meet its operating cash flow requirements.

The Company did not hold any affiliated common stocks for which the transfer of ownership was restricted by contractual requirements as of December 31, 2025 or 2024.

Summarized below is certain combined statutory financial information for MML Bay State:

	As of and for the Years Ended December 31,
	2025	2024	2023
	(In Millions)
Total Revenue	$7	$15	$18
Net income	10	11	7
Assets	5,377	5,257	5,108
Liabilities	5,170	5,038	4,875
Shareholder's equity	207	219	233

e.     Common stocks – unaffiliated

The adjusted cost basis and carrying value of unaffiliated common stocks were as follows:

	December 31,
	2025	2024
	(In Millions)
Adjusted cost basis	$4	$5
Gross unrealized gains	5	6
Carrying value	$9	$11

As of December 31, 2025, investments in unaffiliated common stocks in an unrealized loss position included holdings with a fair value of less than $1 million in 6 issuers, of which less than $1 million were in an unrealized loss position for more than 12 months. As of December 31, 2024, investments in unaffiliated common stocks in an unrealized loss position included holdings with a fair value of $2 million in 8 issuers, $2 million of which were in an unrealized loss position for more than 12 months. Based upon the Company’s impairment review process discussed in Note 2aa. "Net realized capital losses including other-than-temporary impairments and unrealized capital gains (losses)" the decline in value of these securities was not considered to be other than temporary as of December 31, 2025 or 2024.

As of December 31, 2025 and 2024 the Company held common stocks, for which the transfer of ownership was restricted by contractual requirements, with carrying values of less than $1 million and $1 million, respectively.

C.M. LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

f.     Mortgage loans

Mortgage loans are comprised of commercial mortgage loans and residential mortgage loans. The Company’s commercial mortgage loans finance various types of real estate properties primarily throughout the U.S. and the United Kingdom. The Company holds commercial mortgage loans for which it is the primary lender or a participant or co-lender in a mortgage loan agreement and mezzanine loans that are subordinate to senior secured first liens. The Company’s loan agreements with the senior lender contain negotiated provisions that are designed to maximize the Company’s influence with the objective of mitigating the Company’s risks as the secondary lender for mezzanine loans. Commercial mortgage loans have varying risk characteristics including, among others, the borrower’s liquidity, the underlying percentage of completion of a project, the returns generated by the collateral, the refinance risk associated with maturity of the loan and deteriorating collateral value.

Residential mortgage loans are primarily seasoned pools of homogeneous residential mortgage loans some of which are backed by Federal Housing Administration (FHA) and Veterans Administration (VA) guarantees. As of December 31, 2025 and 2024, the Company did not have any direct subprime exposure through the purchases of unsecuritized whole-loan pools.

Geographical concentration is considered prior to the purchase of mortgage loans and residential mortgage loan pools. The mortgage loan portfolio is diverse with no significant collateral concentrations in any particular geographic region as of December 31, 2025 or 2024.

The carrying value and fair value of the Company's mortgage loans were as follows:

	December 31, 2025		December 31, 2024
	Carrying	Fair	Carrying	Fair
	Value	Value	Value	Value
	(In Millions)
Commercial mortgage loans:
Primary lender	$398	$373	$525	$485
Mezzanine loans	5	6	5	6
Total commercial mortgage loans	403	379	530	491
Residential mortgage loans:
FHA insured and VA guaranteed	97	91	111	102
Other residential loans	26	24	28	26
Total residential mortgage loans	123	115	139	128
Total mortgage loans	$526	$494	$669	$619

The loan-to-value ratios by property type of the Company's commercial mortgage loans were as follows:

	December 31, 2025
	Less Than 71%	71% to 80%	81% to 90%	91% to 95%	Above 95%	Total	% of Total
	($ In Millions)

Office	$54	$58	$10	$—	$27	$149	37%
Apartments	95	30	16	2	4	147	36%
Industrial and other	27	5	—	—	—	32	8%
Hotels	31	—	5	—	—	36	9%
Retail	33	5	—	1	—	39	10%
Total	$240	$98	$31	$3	$31	$403	100%

C.M. LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2024
	Less Than 71%	71% to 80%	81% to 90%	91% to 95%	Above 95%	Total	% of Total
	($ In Millions)
Office	$67	$59	$20	$5	$53	$204	38%
Apartments	116	24	27	5	13	185	35
Industrial and other	28	12	3	—	2	45	8
Hotels	42	—	5	—	—	47	9
Retail	46	5	—	—	—	51	10
Total	$299	$100	$55	$10	$68	$532	100%

For the years ended December 31, 2025 and 2024, the Company’s commercial mortgage loans’ loan-to-value ratios below 71% were 60% and 56%, respectively.

The Company uses an internal rating system as its primary method of monitoring credit quality. The following illustrates the Company’s mortgage loan portfolio rating, translated into the equivalent rating agency designation:

	December 31, 2025
	AAA/AA/A	BBB	BB	B	CCC and Lower	Total
	(In Millions)
Commercial mortgage loans:
Primary lender	$85	$219	$44	$36	$14	$398
Mezzanine loans	—	5	—	—	—	5
Total commercial mortgage loans	85	224	44	36	14	403
Residential mortgage loans:
FHA insured and VA guaranteed	97	—	—	—	—	97
Other residential loans	—	24	2	—	—	26
Total residential mortgage loans	97	24	2	—	—	123
Total mortgage loans	$182	$248	$46	$36	$14	$526

	December 31, 2024
	AAA/AA/A	BBB	BB	B	CCC and Lower	Total
	(In Millions)
Commercial mortgage loans:
Primary lender	$105	$301	$58	$37	$24	$525
Mezzanine loans	—	5	—	—	—	5
Total commercial mortgage loans	105	306	58	37	24	530
Residential mortgage loans:
FHA insured and VA guaranteed	111	—	—	—	—	111
Other residential loans	—	26	2	—	—	28
Total residential mortgage loans	111	26	2	—	—	139
Total mortgage loans	$216	$332	$60	$37	$24	$669

C.M. LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

As of December 31, 2025 and 2024 the maximum percentage of any one commercial mortgage loan to the estimated value of secured collateral at the time the loan was originated, exclusive of mezzanine, insured, guaranteed or purchase money mortgages, was 79%.

The geographic distribution of commercial mortgage loans was as follows:

	December 31, 2025		December 31, 2024
	Carrying Value	Average Loan-to-Value Ratio	Carrying Value	Average Loan-to-Value Ratio
	($ In Millions)
California	$109	69%	$153	79%
Illinois	50	60%	51	59%
Texas	36	52%	54	57%
District of Columbia	34	79%	40	78%
New York	34	79%	53	87%
Washington	32	62%	33	62%
United Kingdom	29	64%	39	58%
All other	79	72%	110	72%
Total commercial mortgage loans	$403	68%	$533	72%

For the years ended December 31, 2025 and 2024, all other consists of 16 jurisdictions with no individual exposure exceeding $10 million and 18 jurisdictions with no individual exposure exceeding $12 million, respectively.

Interest rates, including fixed and variable, on the Company's portfolio of mortgage loans were:

	Years Ended December 31,
	2025		2024
	Low	High	Low	High
Commercial mortgage loans	2.5%	10.0%	2.5%	10.7%
Residential mortgage loans	2.2%	11.3%	2.2%	9.3%
Mezzanine mortgage loans	8.0%	8.0%	8.0%	8.0%

Interest rates, including fixed and variable, on new mortgage loans were:

	Years Ended December 31,
	2025
	Low	High
Commercial mortgage loans	3.5%	7.5%

The Company purchased 3 new mortgage loans during the year ended December 31, 2025.

As of December 31, 2025, the Company had impaired mortgage loans with or without a valuation allowance or mortgage loans derecognized as a result of foreclosure, including mortgage loans subject to a participant or co-lender mortgage loan agreement with a unilateral mortgage loan foreclosure restriction or mortgage loan derecognized as a result of a foreclosure.

C.M. LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following presents a summary of the Company's impaired mortgage loans as of December 31, 2025 and December 31, 2024:

	December 31, 2025
	Carrying Value	Average Carrying Value	Unpaid Principal Balance	Valuation Allowance	Interest Income
	(In Millions)
With no allowance recorded:
Commercial mortgage loans:
Primary lender	$3	$4	$5	$—	$—
Total	3	4	5	—	—

Total impaired commercial mortgage loans	$3	$4	$5	$—	$—

	December 31, 2024
	Carrying Value	Average Carrying Value	Unpaid Principal Balance	Valuation Allowance	Interest Income
	(In Millions)
With allowance recorded:
Commercial mortgage loans:
Primary lender	$9	$10	$13	$(4)	$—
Total	9	10	13	(4)	—
With no allowance recorded:
Commercial mortgage loans:
Primary lender	$8	$8	$10	$—	$—
Total	8	8	10	—	—

Total impaired commercial mortgage loans	$17	$18	$23	$(4)	$—

The Company did not hold any mortgage loans with principal or interest past due or mortgage loans with suspended interest accruals as of December 31, 2025 or 2024. As of December 31, 2025 and 2024 the carrying value of commercial mortgage loans subject to a participant or co-lender mortgage loan agreement was $404 million and $530 million, respectively.

Allowance for credit losses:

	Years Ended December 31,
	2025	2024
Balance at the beginning of period	$(4)	$(4)
Additions charged to operations	(1)	(3)
Direct write-downs charged against the allowances	4	—
Recoveries of amounts previously charged off	1	3
Balance at the end of the period	$—	$(4)

C.M. LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

g.     Partnerships and limited liability companies

The carrying value of partnerships and limited liability companies holdings by annual statement category were:

	December 31,
	2025	2024
	(In Millions)
Joint venture interests:
Common stocks - subsidiaries and affiliates	$18	$75
Common stocks - unaffiliated	32	—
Real estate	93	61
Bonds/preferred stocks	13	—
Other	14	16
Mortgage loans	—	2
Surplus notes	—	7
Total	$170	$161

As of December 31, 2025 and 2024, the Company held 9 affiliated partnerships and limited liability companies in a loss position with accumulated losses of $1 million and 11 affiliated partnerships and limited liability companies in a loss position with accumulated losses of $9 million, respectively.

The Company did not hold any unexpired tax credits for the year ended December 31, 2025.

The minimum holding period required for the Company’s LIHTC investments extends from 1 year to 15 years.

For determining impairments for LIHTC investments, the Company uses the present value of all future benefits, the majority of which are tax credits, discounted at a risk-free rate ranging from 3.5% for future benefits of two years to 4.2% for future benefits of ten or more years, and compares the result to its current carry value. The Company recorded $1 million impairments to LIHTC investments for the year ended December 31, 2025 and no impairments to LIHTC investments for the year ended December 31, 2024.
h.     Derivatives

The Company uses derivative financial instruments in the normal course of business to manage risks, primarily to reduce currency, interest rate and duration imbalances determined in asset/liability analyses. The Company also uses a combination of derivatives and fixed income investments to create replicated synthetic investments. These replicated synthetic investments are created when they are economically more attractive than the actual instrument or when similar instruments are unavailable. Replicated synthetic investments are created either to hedge and reduce the Company's credit exposure or to create an investment in a particular asset. The Company held replicated synthetic investments with a notional amount of $820 million as of December 31, 2025 and $820 million as of December 31, 2024, as defined under statutory accounting practices as the result of pairing of a long derivative contract with cash instruments.

The Company’s derivative strategy employs a variety of derivative financial instruments, including: interest rate, currency, equity, bond, and credit default swaps; options; forward contracts and financial futures. Investment risk is assessed on a portfolio basis and individual derivative financial instruments are not generally designated in hedging relationships; therefore, as allowed by statutory accounting practices, the Company intentionally has not applied hedge accounting.

C.M. LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Interest rate swaps are primarily used to more closely match the cash flows of assets and liabilities. Interest rate swaps are also used to mitigate changes in the value of assets anticipated to be purchased and other anticipated transactions and commitments. The Company uses currency swaps for the purpose of managing currency exchange risks in its assets and liabilities.

The Company does not sell credit default swaps as a participant in the credit insurance market. The Company does, however, use credit default swaps as part of its investment management process. The Company buys credit default swaps as an efficient means to reduce credit exposure to particular issuers or sectors in the Company’s investment portfolio. The Company sells credit default swaps in order to create synthetic investment positions that enhance the return on its investment portfolio by providing comparable exposure to fixed income securities that might not be available in the primary market.

Options grant the purchaser the right to buy or sell a security or enter a derivative transaction at a stated price within a stated period. The Company’s option contracts have terms of up to 10 years. A swaption is an option to enter an interest rate swap to either receive or pay a fixed rate at a future date. The Company purchases these options for the purpose of managing interest rate risks in its assets and liabilities.

The Company adopted a clearly defined hedging strategy (CDHS) to enable the Company to incorporate currently held hedges in risk-based capital (RBC) calculations. The CDHS is used to significantly mitigate the impact that movements in capital markets have on the liabilities associated with annuity guarantees. The hedge portfolio consists mainly of interest rate swaps, equity swaps, interest rate swaptions and equity futures, and provides protection in the stress scenarios under which RBC is calculated. The hedge portfolio has offsetting impacts relative to the total asset requirement for RBC and surplus for GMDB and VAGLB.

The Company utilizes certain other agreements including forward contracts and financial futures. In addition, the Company also uses “to be announced” forward contracts (TBAs) to hedge interest rate risk and participate in the mortgage-backed securities market in an efficient and cost effective way. Typically, the price is agreed upon at contract inception and payment is made at a specified future date. The Company usually does not purchase TBAs with settlement by the first possible delivery date and thus, accounts for these TBAs as derivatives. TBAs that settle on the first possible delivery date are accounted for as bonds. The Company’s futures contracts are exchange traded and have credit risk. Margin requirements are met with the deposit of securities. Futures contracts are generally settled with offsetting transactions. Forward contracts and financial futures are used by the Company to reduce exposures to various risks including interest rates and currency rates.

The Company’s principal derivative exposures to market risk are interest rate risk, which includes inflation and credit risk. Interest rate risk pertains to the change in fair value of the derivative instruments as a result of changes in market interest rates. The Company is exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. The Company regularly monitors counterparty credit ratings, derivative positions, valuations and the value of collateral posted to ensure counterparties are credit-worthy and the concentration of exposure is minimized and monitors its derivative credit exposure as part of its overall risk management program.

The Company enters derivative transactions through bilateral derivative agreements with counterparties, or through over the counter cleared derivatives with a counterparty and the use of a clearinghouse. To minimize credit risk for bilateral transactions, the Company and its counterparties generally enter into master netting agreements based on agreed upon requirements that outline the framework for how collateral is to be posted in the amount owed under each transaction, subject to certain minimums. For over the counter cleared derivative transactions between the Company and a counterparty, the parties enter into a series of master netting and other agreements that govern, among other things, clearing and collateral requirements. These transactions are cleared through a clearinghouse and each derivative counterparty is only exposed to the default risk of the clearinghouse. Certain interest rate swaps and credit default swaps are considered cleared transactions. These cleared transactions require initial and daily variation margin collateral postings. These agreements allow for contracts in a positive position, in which amounts are due to the Company, to be offset by contracts in a negative position. This right of offset, combined with collateral obtained from counterparties, reduces the Company’s credit exposure.

C.M. LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Net collateral pledged to the counterparties was $110 million as of December 31, 2025, and net collateral pledged to the counterparties was $107 million as of December 31, 2024. In the event of default, the full market value exposure at risk, net of offsets and collateral, was $1 million and $1 million as of December 31, 2025 and 2024, respectively. The statutory net amount at risk, defined as net collateral pledged and statement values excluding accrued interest, was $364 million and $314 million as of December 31, 2025 and 2024, respectively.

As of December 31, 2025, the company had the right to rehypothecate or repledge securities totaling $14 million, pledged by the counterparties, of the $110 million of the net collateral pledged to counterparties. As of December 31, 2024, the company had the right to rehypothecate or repledge securities totaling $34 million, pledged by the counterparties, of the $107 million of the net collateral pledged to counterparties. There were no securities rehypothecated to other counterparties as of December 31, 2025 or December 31, 2024.

The following summarizes the carrying values and notional amounts of the Company’s derivative financial instruments:

	December 31, 2025				December 31, 2024
	Assets		Liabilities		Assets		Liabilities
	Carrying Value	Notional Amount	Carrying Value	Notional Amount	Carrying Value	Notional Amount	Carrying Value	Notional Amount
	(In Millions)
Interest rate swaps	$575	$4,452	$265	$6,453	$560	$4,690	$319	$6,233
Options	20	311	13	294	28	397	15	384
Currency swaps	38	415	9	159	76	610	2	22
Forward contracts	1	72	3	217	5	176	1	42
Financial futures	(7)	450	—	—	—	—	14	450
Total	$627	$5,700	$290	$7,123	$669	$5,873	$351	$7,131

The average fair value of outstanding derivative assets was $625 and $608 million for the years ended December 31, 2025 and 2024, respectively. The average fair value of outstanding derivative liabilities was $297 and $329 million for the years ended December 31, 2025 and 2024, respectively.

The Company did not have any credit default swaps for the years ended December 31, 2025 and December 31, 2024.

The following presents the Company’s gross notional interest rate swap positions:

	December 31,
	2025	2024
	(In Millions)
Open interest rate swaps in a fixed pay position	$4,714	$4,770
Open interest rate swaps in a fixed receive position	6,191	6,153
Total interest rate swaps	$10,905	$10,923

C.M. LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following summarizes the Company’s net realized gains (losses) on closed contracts and change in net unrealized (losses) gains related to market fluctuations on open contracts by derivative type:

	Years Ended December 31,
	2025		2024		2023
	Net Realized Gains (Losses) on Closed Contracts	Change in Net Unrealized Gains (Losses) on Open Contracts	Net Realized Gains (Losses) on Closed Contracts	Change in Net Unrealized Gains (Losses) on Open Contracts	Net Realized (Losses) Gains on Closed Contracts	Change in Net Unrealized Gains (Losses) on Open Contracts
	(In Millions)
Interest rate swaps	$—	$68	$—	$75	$4	$33
Currency swaps	3	(45)	5	16	4	(45)
Options	3	(2)	5	—	(5)	2
Forward contracts	(6)	(6)	2	6	(2)	(1)
Financial futures	2	7	1	(62)	(59)	47
Total	$2	$22	$13	$35	$(58)	$36

Cash flows associated with derivative instruments, including related gains and losses, are presented within miscellaneous proceeds and miscellaneous applications in the statement of cash flows.

i.     Debt securities that do not qualify as bonds

The carrying value and fair value were as follows:

	December 31, 2025
	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	($ In Millions)
Debt securities that do not qualify as bonds	$4	$—	$—	$4

As of December 31, 2025, the Company had no debt securities that do not qualify as bonds that had been in a continuous unrealized loss position.

Premiums, discounts, and yield adjustments on these investments are amortized using either the prospective or retrospective method, depending on the nature of the security and changes in expected cash flows:

•Prospective Method: When estimated cash flows change, the effective yield is recalculated and applied incrementally over the remaining life of the security
•Retrospective Method: When actual cash flows differ significantly from estimates, the prior amortization is adjusted as of the date the cashflow is changed for the full amount of the correction

The Company assigns the amortization method at purchase based on security type and evaluates cash flow estimates quarterly to best reflect the economics of the investment and statutory accounting guidance.

Prepayment assumptions for other invested assets are based on various assumptions and inputs obtained from external industry sources along with internal analysis and actual experience.

C.M. LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following contains debt securities that do not qualify as bonds that recognized OTTI classified on the following bases for recognizing OTTI:

	Amortized cost basis before OTTI impairment
		OTTI recognized in loss
		Interest	Non-interest	Fair value
	(In Millions)
OTTI recognized
Inability or lack of intent to retain the investment in the security for a period of time sufficient to recover the amortized cost basis	$29	$—	$4	$25

All impairments were taken due to the present value of cash flows expected to be collected being less than the amortized cost basis.

The following is impaired debt securities that do not qualify as bonds where the present value of cash flows expected to be collected is less than the amortized cost basis.

Adjusted carrying value amortized cost before OTTI	Present value of projected cash flow	Recognized OTTI	Amortized cost after OTTI	Fair value at time of OTTI
(In Millions)
$29	$25	$(4)	$25	$21

As of December 31, 2025, there were no securities sold, redeemed, or otherwise disposed of as a result of a callable or tender offer feature, and no investment income was generated from prepayment penalties or acceleration fees.

C.M. LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

j.     Net investment income

Net investment income, including IMR amortization, comprised the following:

	Years Ended December 31,
	2025	2024	2023
	(In Millions)
Bonds	$111	$140	$165
Preferred stocks	1	1	1
Common stocks - subsidiaries and affiliates	22	23	25
Common stocks - unaffiliated	2	2	2
Mortgage loans	29	34	34
Policy loans	8	8	7
Partnerships and limited liability companies	2	7	13
Derivatives	(30)	(43)	(36)
Cash, cash equivalents and short-term investments	14	15	9
Other	10	12	15
Subtotal investment income	169	199	235
Amortization of the IMR	(5)	(6)	(2)
Investment expenses	(23)	(23)	(22)
Net investment income	$141	$170	$211

k.     Net realized capital losses

Net realized capital losses, which include OTTI and are net of deferral to the IMR, comprised the following:

	Years Ended December 31,
	2025	2024	2023
	(In Millions)
Bonds	$(12)	$(10)	$(79)
Preferred stocks	(2)	2	—
Common stocks - subsidiaries and affiliates	—	—	6
Common stocks - unaffiliated	—	(1)	—
Mortgage loans	(8)	(6)	(4)
Partnerships and limited liability companies	(3)	(2)	1
Derivatives	2	12	(58)
Other	2	—	(1)
Net realized capital losses before federal and state taxes and deferral to the IMR	(21)	(5)	(135)
Net federal and state tax benefit	4	—	6
Net realized capital losses before deferral to the IMR	(17)	(5)	(129)
Net after tax capital losses (gains) deferred to the IMR	—	(1)	114
Net realized capital losses	$(17)	$(6)	$(15)

C.M. LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

OTTI, included in the net realized capital losses, consisted of the following:

	Years Ended December 31,
	2025	2024	2023
	(In Millions)
Bonds	$(8)	$(9)	$(1)
Common stocks - unaffiliated	—	(1)	—
Mortgage loans	(5)	(4)	—
Partnerships and limited liability companies	(3)	(2)	(2)
Total OTTI	$(16)	$(16)	$(3)

The Company recognized OTTI of $1 million for the years ended December 31, 2025, 2024, and 2023, on structured and loan-backed securities, which are included in bonds, primarily due to the present value of expected cash flows being less than the amortized cost.

The Company utilized internally-developed models to determine less than 1% of the $8 million of bond OTTI for the year ended December 31, 2025, less than 1% of the $9 million of bond OTTI for the year ended December 31, 2024 and less than 1% of the $1 million of bond OTTI for the year ended December 31, 2023. The remaining OTTI amounts were determined using external inputs such as publicly observable fair values and credit ratings. Refer to Note 2aa.. "Net realized capital losses including other-than-temporary impairments and unrealized capital gains (losses)" for more information on assumptions and inputs used in the Company’s OTTI models.

Refer to Note 17. "Impairment listing for loan-backed and structured securities" for a CUSIP level list of impaired structured securities where the present value of cash flows expected to be collected is less than the amortized cost basis.

l.     Restricted assets

Admitted restricted assets by category:

	December 31, 2025
	Gross (Admitted and Non-admitted) Restricted						Percentage
Restricted Asset Category	Total General Account	Total Separate Account Restricted Assets	Total	Total From Prior Year	Increase (Decrease)	Total Admitted Restricted	Gross Admitted and Non-admitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
	($ In Millions)
Letter stock or securities restricted as to sale - excluding FHLB capital stock	$1	$—	$1	$1	$—	$1	0.01%	0.01%
On deposit with states	4	—	4	4	—	4	0.05%	0.05%
Pledged as collateral not captured in other categories	313	—	313	297	16	313	4.47%	4.48%
Total restricted assets	$318	$—	$318	$302	$16	$318	4.53%	4.54%

C.M. LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2024
	Gross (Admitted and Non-admitted) Restricted						Percentage
Restricted Asset Category	Total General Account	Total Separate Account Restricted Assets	Total	Total From Prior Year	Increase (Decrease)	Total Admitted Restricted	Gross Admitted and Non-admitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
	($ In Millions)
Letter stock or securities restricted as to sale - excluding FHLB capital stock	$1	$—	$1	$1	$—	$1	0.01%	0.01%
On deposit with states	4	—	4	4	—	4	0.05%	0.05%
Pledged as collateral not captured in other categories	297	—	297	273	24	297	4.12%	4.14%
Total restricted assets	$302	$—	$302	$278	$24	$302	4.18%	4.20%

6.    Federal income taxes

On August 16th, 2022, the Inflation Reduction Act (IRA) was signed into law and includes certain corporate income tax provisions. Potential impacts to the Company include the imposition of a corporate alternative minimum tax (CAMT). The CAMT imposes a 15% minimum tax on adjusted financial statement income on applicable corporations that have an average adjusted financial statement income over $1 billion in the prior three-year period. The United States Treasury Department and the Internal Revenue Service (IRS) released proposed regulations on September 12, 2024. As of the reporting date, the Company is not an applicable corporation and therefore not liable for CAMT in 2025. Any future CAMT liability will be allocated to Massachusetts Mutual Life Insurance Company (MassMutual) in accordance with the tax allocation agreement.

On July 4th, 2025, “An Act to Provide for Reconciliation Pursuant to Title II of the H. Con. Res. 14” (the Act) was enacted. The Act provides for several corporate tax changes including, but not limited to, restoring full expensing of domestic research and development costs, restoring immediate deductibility of certain capital expenditures, and changes in the computations of U.S. taxation on international earnings. The Act will not have a tax effect on Company’s financial statements.

The Company provides for DTAs in accordance with statutory accounting practices. All of the companies included in these Statutory Financial Statements have met the required threshold to utilize the three-year reversal period and 15% of surplus limitation.

C.M. LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The net DTA or deferred tax liabilities (DTL) recognized in the Company’s assets, liabilities and surplus is as follows:

	December 31, 2025
	Ordinary	Capital	Total
	(In Millions)
Gross DTAs	$109	$28	$137
Statutory valuation allowance adjustment	—	—	—
Adjusted gross DTAs	109	28	137
DTAs nonadmitted	(8)	(5)	(13)
Subtotal net admitted DTA	101	23	124
Total gross DTLs	(75)	(22)	(97)
Net admitted DTA(L)	$26	$1	$27

	December 31, 2024
	Ordinary	Capital	Total
	(In Millions)
Gross DTAs	$99	$43	$142
Statutory valuation allowance adjustment	—	—	—
Adjusted gross DTAs	99	43	142
DTAs nonadmitted	—	(25)	(25)
Subtotal net admitted DTA	99	18	117
Total gross DTLs	(77)	(18)	(95)
Net admitted DTA(L)	$22	$—	$22

	Change
	Ordinary	Capital	Total
	(In Millions)
Gross DTAs	$10	$(15)	$(5)
Statutory valuation allowance adjustment	—	—	—
Adjusted gross DTAs	10	(15)	(5)
DTAs nonadmitted	(8)	20	12
Subtotal net admitted DTA	2	5	7
Total gross DTLs	2	(4)	(2)
Net admitted DTA(L)	$4	$1	$5

C.M. LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The amount of adjusted gross DTA admitted under each component of the guidance and the resulting change by tax character are as follows:

	December 31, 2025
	Ordinary	Capital	Total
	(In Millions)
Admitted DTA 3 years:
Federal income taxes that can be recovered	$—	$—	$—
Remaining adjusted gross DTAs expected to be realized within 3 years:
1.Adjusted gross DTA to be realized	26	1	27
2.Adjusted gross DTA allowed per limitation threshold	260	1	261
Lesser of line 1 or 2	26	1	27
Adjusted gross DTAs offset by existing DTLs	75	22	97
Total admitted DTA realized within 3 years	$101	$23	$124

	December 31, 2024
	Ordinary	Capital	Total
	(In Millions)
Admitted DTA 3 years:
Federal income taxes that can be recovered	$—	$—	$—
Remaining adjusted gross DTAs expected to be realized within 3 years:
1.Adjusted gross DTA to be realized	22	—	22
2.Adjusted gross DTA allowed per limitation threshold	251	—	251
Lesser of line 1 or 2	22	—	22
Adjusted gross DTAs offset by existing DTLs	77	18	95
Total admitted DTA realized within 3 years	$99	$18	$117

	Change
	Ordinary	Capital	Total
	(In Millions)
Admitted DTA 3 years:
Federal income taxes that can be recovered	$—	$—	$—
Remaining adjusted gross DTAs expected to be realized within 3 years:
1.Adjusted gross DTA to be realized	4	1	5
2.Adjusted gross DTA allowed per limitation threshold	9	1	10
Lesser of line 1 or 2	4	1	5
Adjusted gross DTAs offset by existing DTLs	(2)	4	2
Total admitted DTA realized within 3 years	$2	$5	$7

C.M. LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company's total realization threshold limitations are as follows:

	December 31,
	2025	2024
	($ In Millions)
Ratio percentage used to determine recovery period and threshold limitation	1,855%	1,769%

Amount of adjusted capital and surplus used to determine recovery period and threshold limitation above	$1,734	$1,676

The ultimate realization of DTAs depends on the generation of future taxable income during the periods in which the temporary differences are deductible. Management considers the scheduled reversal of DTLs, including the impact of available carryback and carryforward periods, projected taxable income and tax-planning strategies in making this assessment. The impact of tax-planning is as follows:

	December 31, 2025
	Ordinary	Capital	Total
	(Percent)
Impact of tax-planning strategies:
Adjusted gross DTAs
(% of total adjusted gross DTAs)	—%	—%	—%

Net admitted adjusted gross DTAs
(% of total net admitted adjusted gross DTAs)	—%	100%	2%

	December 31, 2024
	Ordinary	Capital	Total
	(Percent)
Impact of tax-planning strategies:
Adjusted gross DTAs
(% of total adjusted gross DTAs)	—%	—%	—%

Net admitted adjusted gross DTAs
(% of total net admitted adjusted gross DTAs)	—%	100%	—%

	Change
	Ordinary	Capital	Total
	(Percent)
Impact of tax-planning strategies:
Adjusted gross DTAs
(% of total adjusted gross DTAs)	—%	—%	—%

Net admitted adjusted gross DTAs
(% of total net admitted adjusted gross DTAs)	—%	—%	2%

There are no reinsurance strategies included in the Company’s tax-planning strategies.

C.M. LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The provision for current tax expense on earnings is as follows:

	Years Ended December 31,
	2025	2024	2023
	(In Millions)
Federal income tax expense (benefit) on operating earnings	$(2)	$8	$8
Foreign income tax expense on operating earnings	—	—	—
Total federal and foreign income tax expense (benefit)	(2)	8	8
on operating earnings
Federal income tax expense (benefit) on net realized capital gains	(4)	—	(6)
Total federal and foreign income tax expense (benefit)	$(6)	$8	$2

C.M. LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The tax effects of temporary differences that give rise to significant portions of the DTAs and DTLs are as follows:

	December 31,
	2025	2024	Change
	(In Millions)
DTAs:
Ordinary
Reserve items	$31	$26	$5
Policy acquisition costs	44	37	7
Investment items	30	33	(3)
Other	4	4	—
Total ordinary DTAs	109	100	9
Nonadmitted DTAs	(8)	—	(8)
Admitted ordinary DTAs	101	100	1

Capital
Unrealized investment losses	—	15	(15)
Investment items	28	28	—
Total capital DTAs	28	43	(15)
Nonadmitted DTAs	(5)	(25)	20
Admitted capital DTAs	23	18	5
Admitted DTAs	124	118	6

DTLs:
Ordinary
Reserve items	—	1	(1)
Unrealized investment gains	51	51	—
Deferred and uncollected premium	4	5	(1)
Investment items	4	3	1
Other	15	18	(3)
Total ordinary DTLs	74	78	(4)

Capital
Unrealized investment gains	21	16	5
Investment items	2	2	—
Total capital DTLs	23	18	5

Total DTLs	97	96	1
Net admitted DTA	$27	$22	$5

C.M. LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The change in net deferred income taxes comprised the following:

	Years Ended December 31,
	2025	2024	2023
	(In Millions)
Net DTA(L)	$(7)	$6	$2
Less: Items not recorded in the change in
net deferred income taxes:
Tax-effect of unrealized gains/(losses)	19	4	12
Tax-effect of changes from investment transfers	—	11	—
Change in net deferred income taxes	$12	$21	$14

As of December 31, 2025, the Company had no net operating or capital loss carryforwards to include in deferred income taxes. The Company has no tax credit carryforwards included in deferred taxes.

The components of federal and foreign income tax are recorded in the Statutory Statements of Operations and the Statutory Statements of Changes in Capital and Surplus and are different from those which would be obtained by applying the prevailing federal income tax rate to net gain from operations before federal income taxes. The significant items causing this difference are as follows:

	Years Ended December 31,
	2025	2024	2023
	(In Millions)
Provision computed at federal statutory rate of 21%	$(7)	$1	$(15)
Investment items	(4)	—	(6)
Nonadmitted assets	—	—	—
Other	(7)	(14)	9
Total statutory income tax benefit	$(18)	$(13)	$(12)

Federal and foreign income tax benefit	$(6)	$8	$2
Change in net deferred income taxes	(12)	(21)	(14)
Total statutory income tax benefit	$(18)	$(13)	$(12)

The Company made payments for federal income taxes in the amount of $7 million in 2025 and received refunds in the amount of $9 million in 2024 and paid taxes in the amount of $5 million in 2023.

The total income taxes available in the current and prior years that will be available for recoupment in the event of future net capital losses totaled $0 million related to 2025, $2 million related to 2024 and $0 million related to 2023.

C.M. LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company is included in a consolidated U.S. federal income tax return with its parent, MassMutual, a mutual life insurance company domiciled in the Commonwealth of Massachusetts, and MassMutual’s eligible U.S. subsidiaries. The Company also files income tax returns in various states and foreign jurisdictions. The Company, MassMutual, and MassMutual’s eligible subsidiaries and certain affiliates (the Parties) have executed and are subject to a written tax allocation agreement (the Agreement). The Agreement sets forth the manner in which the total combined federal income tax is allocated among the Parties. The Agreement provides the Company with the enforceable right to recoup federal income taxes paid in prior years in the event of future net capital losses, which it may incur. Further, the Agreement provides the Company with the enforceable right to utilize its net losses carried forward as an offset to future net income subject to federal income taxes. In accordance with the Agreement, future CAMT is outside of the scope of the general tax allocation method and, consequently any future CAMT liability of a subsidiary shall be allocated solely to MassMutual.

Companies are generally required to disclose unrecognized tax benefits, which are the tax effect of positions taken on their tax returns that may be challenged by various taxing authorities, in order to provide users of financial statements more information regarding potential liabilities. The Company recognizes tax benefits and related reserves in accordance with existing statutory accounting practices for liabilities, contingencies and impairments of assets.

The following is a reconciliation of the beginning and ending liability for unrecognized tax benefits (in millions):

Balance, January 1, 2025	$7
Gross change related to positions taken in current year	—
Balance, December 31, 2025	$7

Included in the liability for unrecognized tax benefits as of December 31, 2025, are $7 million of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility. The liability for the unrecognized tax benefits as of December 31, 2025 includes $0 million of unrecognized tax benefits that, if recognized, would impact the Company’s effective tax rate.

The Company recognized an increase of $0 million in accrued interest related to the liability for unrecognized tax benefits as a component of the provision for income taxes. The amount of net interest recognized was $0 million as of December 31, 2025 and $0 million as of December 31, 2024. The Company has no accrued penalties related to the liability for unrecognized tax benefits. In the next year, the Company does not anticipate the total amount of uncertain tax positions to significantly increase or decrease.

The Internal Revenue Service (IRS) has completed its examination of MassMutual and its subsidiaries for the years 2016 and prior. The 2017-2018 tax years are in Appeals. The adjustments resulting from these examinations are not expected to materially affect the position or liquidity of the Company.

As of December 31, 2025 and 2024, the Company did not recognize any protective deposits as admitted assets.

7.    Other than invested assets

a.    Admitted negative (disallowed) IMR

As of December 31, 2025, the Company had $138 million of disallowed IMR in aggregate and in the general account.

C.M. LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following represents the calculated adjusted general capital and surplus:

December 31, 2025
(In Millions)
Prior period general account capital & surplus	$1,812
From prior period financials:	27
Net negative (disallowed) IMR (admitted)	152
Adjusted capital and surplus	$1,633

As of December 31, 2025, the percentage of adjusted general capital and surplus for which the admitted disallowed IMR represents was 8%.

The following represents allocated gains (losses) to IMR from derivatives:

	December 31, 2025
	Gains	Losses
	(In Millions)
Unamortized fair value derivative gains & losses realized to IMR - prior period	$364	$(500)
Fair value derivative gains & losses realized to IMR - added in current period	6	(4)
Fair value derivative gains & losses amortized over current period	20	(21)
Unamortized fair value derivative gains & losses realized to IMR - current period total	$350	$(483)

When the Company sells bonds and recognizes losses due to interest-rate related factors, and the realized losses are transferred to the IMR, the sales proceeds are generally used for reinvestment as governed by prudent asset liability management (ALM) policies and procedures. Such sales of bonds are intermittently used to meet liquidity needs and managed within the ALM framework.

IMR losses for fixed income related derivatives were in accordance with documented risk management procedures, as well as the Company’s derivative use plans, and reflect the same historical treatment of derivative gains reversed to IMR and amortized rather than immediately recognized as realized gain upon termination.

b.    Deferred and uncollected life insurance premium

Deferred and uncollected life insurance premium, net of loading and reinsurance, are included in other than invested assets in the Company’s Statutory Statements of Financial Position.

The following summarizes the deferred and uncollected life insurance premium on a gross basis, as well as, net of loading and reinsurance:

	December 31,
	2025		2024
	Gross	Net	Gross	Net
	(In Millions)
Ordinary renewal	$(3)	$6	$(6)	$3
Total	$(3)	$6	$(6)	$3

Deferred premium is the portion of the annual premium not earned at the reporting date. Loading on deferred premium is an amount obtained by subtracting the valuation net deferred premium from the gross deferred premium and generally includes allowances for acquisition costs and other expenses.

C.M. LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Uncollected premium is gross premium net of reinsurance that is due and unpaid as of the reporting date, net of loading. Net premium is the amount used in the calculation of reserves. The change in deferred and uncollected life insurance premium is included in premium income. The change in loading is included as an expense and is not shown as a reduction to premium income.

Ordinary new business and ordinary renewal business consist of the basic amount of premium required on the underlying life insurance policies.

In certain instances, gross premium is less than net premium according to the standard valuation set by the Division and the Department. The gross premium is less than the net premium needed to establish the reserves because the statutory reserves must use standard conservative valuation mortality tables, while the gross premium calculated in pricing uses mortality tables that reflect both the Company’s experience and the transfer of mortality risk to reinsurers. The Company had life insurance in force of $10,347 million and $11,213 million as of December 31, 2025 and 2024, respectively.

8.     Policyholders’ liabilities

a.     Policyholders’ reserves

The Company had life insurance in force of $33 billion and $33 billion as of December 31, 2025 and 2024, respectively.

The following summarizes policyholders’ reserves, net of reinsurance, and the range of interest rates by type of product:

	December 31,
	2025				2024
	Amount	Interest Rates			Amount	Interest Rates
	($ In Millions)
Individual life	$93	3.5%	-	4.8%	$96	3.5%	-	4.8%
Individual universal and variable life	693	3.8%	-	4.5%	677	3.5%	-	4.5%
Individual annuities	1,801	3.0%	-	8.3%	2,049	1.0%	-	9.0%
Total	$2,587				$2,822

Individual life includes whole life and term insurance. Individual annuities include individual annuity contracts, supplementary contracts involving life contingencies and structured settlements.

b.     Liabilities for deposit-type contracts

Supplementary contracts not involving life contingencies of $47 million and $49 million as of December 31, 2025 and 2024, respectively, were included in liabilities for deposit-type contracts. The interest rate range on supplementary contracts was 1.0% to 6.5% and 1.0% to 6.5% as of December 31, 2025 and 2024, respectively.

c.     Additional liability for annuity contracts

Certain variable annuity contracts include additional death benefit features. Election of these benefit guarantees is generally only available at contract issue.

C.M. LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following shows the changes in the liabilities for GMDB (in millions):

Liability as of January 1, 2024	$25
Incurred guarantee benefits	(18)
Paid guarantee benefits	(1)
Liability as of December 31, 2024	6
Incurred guarantee benefits	(4)
Paid guarantee benefits	—
Liability as of December 31, 2025	$2

The Company held deterministic reserves as of December 31, 2025 and December 31, 2024.

The following summarizes the account values, net amount at risk and weighted average attained age for variable annuity contracts with GMDB classified as policyholders’ reserves and separate account liabilities. The net amount at risk is defined as the minimum guarantee less the account value calculated on a policy-by-policy basis, but not less than zero.

	December 31, 2025			December 31, 2024
	Account Value	Net Amount at Risk	Weighted Average Attained Age	Account Value	Net Amount at Risk	Weighted Average Attained Age
	($ In Millions)
GMDB	$1,255	$11	68	$1,303	$12	68

Account values of variable annuity contracts with GMDB are summarized below:

	December 31, 2025			December 31, 2024
	Separate Account	General Account	Total	Separate Account	General Account	Total
	(In Millions)
GMDB	$992	$263	$1,255	$1,084	$219	$1,303

d.     Additional liability for individual life contracts

Certain universal life and variable universal life contracts include features such as GMDB or other guarantees that ensure continued death benefit coverage when the policy would otherwise lapse. The value of the guarantee is only available to the beneficiary in the form of a death benefit.

The following presents the changes in the liability, net of reinsurance, for guarantees on universal life and variable universal life type contracts:

	December 31,
	2025	2024
	(In Millions)
Beginning balance	$218	$226
Net liability increase (decrease)	(17)	(8)
Ending balance	$201	$218

C.M. LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

9.     Reinsurance

The Company enters into reinsurance agreements with affiliated and unaffiliated insurers in the normal course of business in order to mitigate the impact of underwriting mortality and morbidity risks or to assume business. Such transfers do not relieve the Company of its primary liability to its customers and, as such, failure of reinsurers to honor their obligations could result in credit losses that could arise if a reinsurer defaults. The Company reduces reinsurance default risk by evaluating the financial condition of reinsurers and monitoring for possible concentrations within the Company’s reinsurers and using trust structures, when appropriate. The Company reinsures a portion of its mortality risk in its life business under either a first dollar quota-share arrangement or an in excess of the retention limit arrangement with reinsurers. The amounts reinsured are on a yearly renewable term (YRT), coinsurance funds withheld, coinsurance or Modco basis. The Company’s highest retention limit for new issues of life policies ranges from $15 million to $35 million.

Refer to Note 14. "Related party transactions" for information about the Company’s affiliated assumed reinsurance transactions.

There are no reinsurance agreements in effect under which the reinsurer may unilaterally cancel any reinsurance for reasons other than for nonpayment of premium or other similar credits. The Company has no reinsurance agreements in effect such that the amount of losses paid or accrued through the statement date may result in a payment to the reinsurer of amounts which, in aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premium collected under the reinsured policies.

Reinsurance amounts included in the Statutory Statements of Operations were as follows:

	Years Ended December 31,
	2025	2024	2023
	(In Millions)
Direct premium	$711	$256	$477
Premium ceded	(550)	(163)	(350)
Total net premium	$161	$93	$127

Ceded reinsurance recoveries	$340	$231	$265

Reinsurance amounts included in the Statutory Statements of Financial Position were as follows:

	December 31,
	2025	2024
	(In Millions)
Reinsurance reserves ceded	$(5,065)	$(5,420)

Ceded amounts recoverable	$105	$65

Reinsurance reserves ceded to unaffiliated reinsurers as of December 31, 2025 and 2024, respectively, include $769 million and $827 million associated with life insurance policies, and $3,416 million and $4,127 million for annuity.

C.M. LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

As of December 31, 2025, one reinsurer accounted for 31% of the outstanding balance of the reinsurance recoverable and the next largest reinsurer had 31%. Overall, the Company believes that each of these exposures to a single reinsurer does not create an undue concentration of risk and the Company’s business is not substantially dependent upon any single reinsurer.

10.     Withdrawal characteristics

a.     Annuity actuarial reserves and liabilities for deposit-type contracts

The withdrawal characteristics of the Company’s annuity actuarial reserves and deposit-type contracts as of December 31, 2025 are illustrated below:

Individual annuities
	General Account	Separate Account with Guarantees	Separate Account Non-Guaranteed	Total	% of Total
	($ In Millions)
Subject to discretionary withdrawal:
With market value adjustment	$7	$—	$—	$7	—%
At book value less current surrender charge of 5% or more	4,243	—	—	4,243	64%
At fair value	—	—	1,067	1,067	16%
Total with market value adjustment or at fair value	4,250	—	1,067	5,317	80%
At book value without adjustment (minimal or no charge or adjustment)	1,322	—	—	1,322	20%
Not subject to discretionary withdrawal	16	—	—	16	—%
Total	5,588	—	1,067	6,655	100%
Reinsurance ceded	3,864	—	—	3,864
Total, net of reinsurance	$1,724	$—	$1,067	$2,791

Amount included in book value moving to at book value without adjustment after statement date	$1,561	$—	$—	$1,561

Deposit-type contracts
	General Account	Separate Account with Guarantees	Separate Account Non-Guaranteed	Total	% of Total
	($ In Millions)
At book value without adjustment (minimal or no charge or adjustment)	$32	$—	$—	$32	69%
Not subject to discretionary withdrawal	15	—	—	15	31%
Total, net of reinsurance	$47	$—	$—	$47	100%

C.M. LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is a summary of total annuity actuarial reserves and liabilities for deposit-type contracts as of December 31, 2025 (in millions):

Statutory Statements of Financial Position:
Policyholders’ reserves – individual annuities	$1,724
Liabilities for deposit-type contracts	47
Subtotal	1,771
Separate Account Annual Statement:
Annuities	1,067
Total	$2,838

b.     Analysis of life actuarial reserves by withdrawal characteristics

The withdrawal characteristics of the Company's life actuarial reserves as of December 31, 2025 are illustrated below:

General account
	Account Value	Cash Value	Reserve
	(In Millions)
Subject to discretionary withdrawal, surrender values, or policy loans:
Universal life	$151	$151	$153
Universal life with secondary guarantees	732	726	1,575
Other permanent cash value life insurance	—	66	74
Variable universal life	83	82	98
Not subject to discretionary withdrawal or no cash values:
Term policies without cash value	—	—	27
Disability - active lives	—	—	1
Disability - disabled lives	—	—	18
Miscellaneous reserves	—	—	42
Total (gross: direct + assumed)	$966	$1,025	$1,988
Reinsurance ceded	509	509	1,201
Total (net)	$457	$516	$787

Separate account nonguaranteed
	Account Value	Cash Value	Reserve
	(In Millions)
Subject to discretionary withdrawal, surrender values, or policy loans:
Variable universal life	$877	$863	$864
Total (gross: direct + assumed)	$877	$863	$864
Total (net)	$877	$863	$864

C.M. LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

c.     Separate accounts

The Company has nonguaranteed separate accounts which are variable accounts where the benefit is determined by the performance and/or market value of the investments held in the separate account with incidental risk, notional expense and minimum death benefit guarantees.

Information regarding the separate accounts of the Company as of and for the year ended December 31, 2025 is as follows:

Non Guaranteed
(In Millions)
Net premium, considerations or deposits for the year ended December 31, 2025	$75

Reserves at December 31, 2025:
For accounts with assets at:
Fair value	$1,945
Total Separate Account Liabilities	$1,945

Reserves by withdrawal characteristics:
Subject to discretionary withdrawal:
At fair value	$1,945
Total Separate Account Liabilities	$1,945

As of December 31, 2025, the Company does not have any reserves in separate accounts for asset default risk in lieu of AVR.

The following is a reconciliation of amounts reported as transfers (from) to separate accounts in the Summary of Operations of the Company’s NAIC Separate Account Annual Statement to the amounts reported as net transfers (from) to separate accounts in change in policyholders’ reserves in the accompanying Statutory Statements of Operations:

	Years Ended December 31,
	2025	2024	2023
	(In Millions)
From the Separate Account Annual Statement:
Transfers to separate accounts	$75	$47	$41
Transfers from separate accounts	(205)	(190)	(141)
Net transfers from separate accounts	$(130)	$(143)	$(100)

C.M. LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

11.     Changes in capital and surplus

MassMutual has authorized the contribution of funds to the Company sufficient to meet the capital requirements of each state in the U.S. in which the Company is licensed to do business. Substantially all of the statutory capital and surplus is subject to dividend restrictions. Dividend restrictions, imposed by state regulations, limit the payment of dividends to the shareholder without prior approval from the Department. Under these regulations, $176 million of capital and surplus is available for distribution to the shareholder in 2026 without prior regulatory approval. The company declared and paid $190 million in dividend to MassMutual in 2024. The company did not pay a dividend to MassMutual in 2023. The Company did not receive any capital contribution from MMLIC in 2025, 2024 and 2023.

12.     Presentation of the Statutory Statements of Cash Flows

The following table presents those transactions that have affected the Company's recognized assets or liabilities but have not resulted in cash receipts or payments during the years ended December 31, 2025 and 2024. Accordingly, the Company has excluded these non-cash activities from the Statutory Statements of Cash Flows for the years ended December 31, 2025, 2024 and 2023.

	Years Ended December 31,
	2025	2024	2023
	(In Millions)
Bond conversions and refinancing	$279	$13	$10
Transfer of mortgage loans to partnerships and limited liability companies	13	7	—
Transfer of bonds to partnerships and limited liability companies	6	—	—
Stock conversions	1	1	5
Transfers between other invested assets	1	—	—
Net investment income payment-in-kind bonds	1	—	16

13.     Business risks, commitments and contingencies

a.        Risks and uncertainties

The Company operates in a business environment subject to various risks and uncertainties. The principal risks include insurance and underwriting risks, investment and interest rate risks, currency exchange risk and credit risk. The combined impact of these risks could have a material, adverse effect on the Company’s financial statements or result in operating losses in future periods. The Company employs the use of reinsurance, portfolio diversification, asset/liability management processes and other risk management techniques to mitigate the impact of these risks.

Insurance and underwriting risks

The Company prices its products based on estimated benefit payments reflecting assumptions with respect to mortality, morbidity, longevity, persistency, interest rates and other factors. If actual policy experience emerges that is significantly and adversely different from assumptions used in product pricing, the effect could be material to the profitability of the Company. For participating whole life products, the Company’s dividends to policyholders primarily reflect the difference between actual investment, mortality, expense and persistency experience and the experience embedded in the whole life premiums and guaranteed elements. The Company also reinsures certain life insurance policies to mitigate the impact of its underwriting risk.

C.M. LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Investment and interest rate risks

The fair value, cash flows and earnings of investments can be influenced by a variety of factors including changes in interest rates, credit spreads, equity markets, portfolio asset allocation and general economic conditions. The Company employs a rigorous asset/liability management process to help mitigate the economic impacts of various investment risks, in particular interest rate risk. By effectively matching the market sensitivity of assets with the liabilities they support, the impact of interest rate changes is addressed, on an economic basis, as the change in the value of the asset is offset by a corresponding change in the value of the supported liability. The Company uses derivatives, such as interest rate swaps and swaptions, as well as synthetic assets to reduce interest rate and duration imbalances determined in asset/liability analyses.

The levels of U.S. interest rates are influenced by U.S. monetary policies and by the relative attractiveness of U.S. markets to investors versus other global markets. As interest rates increase, certain debt securities may experience amortization or prepayment speeds that are slower than those assumed at purchase, impacting the expected maturity of these securities and the ability to reinvest the proceeds at the higher yields. Rising interest rates may also result in a decrease in the fair value of the investment portfolio. As interest rates decline, certain debt securities may experience accelerated amortization and prepayment speeds than what was assumed at purchase. During such periods, the Company is at risk of lower net investment income as it may not be able to reinvest the proceeds at comparable yields. Declining interest rates may also increase the fair value of the investment portfolio.

Interest rates also have an impact on the Company’s products with guaranteed minimum payouts and on interest credited to account holders. As interest rates decrease, investment spreads may contract as crediting rates approach minimum guarantees, resulting in an increased liability.

In periods of increasing interest rates, policy loans, surrenders and withdrawals may increase as policyholders seek investments with higher perceived returns. This could result in cash outflows requiring the Company to sell invested assets at a time when the prices of those assets are adversely affected by the increase in market interest rates, which could cause the Company to realize investment losses.

Currency exchange risk

The Company has currency risk due to its non-U.S. dollar denominated investments and medium-term notes along with its indirect international operations. The Company mitigates a portion of its currency risk through the use of currency swaps and forward contracts. Currency swaps are used to minimize currency risk for certain non-U.S. dollar assets and liabilities through a pre-specified exchange of interest and principal. Forward contracts are used to hedge movements in exchange rates.

Credit and other market risks

The Company manages its investments to limit credit and other market risks by diversifying its portfolio among various security types and industry sectors as well as purchasing credit default swaps to transfer some of the risk.

Stressed conditions, volatility and disruptions in global capital markets or in particular markets or financial asset classes can have an adverse effect on the Company, in part because the Company has a large investment portfolio and assets supporting the Company’s insurance liabilities are sensitive to changing market factors. Global market factors, including interest rates, credit spread, equity prices, real estate markets, foreign currency exchange rates, consumer spending, business investment, government spending, the volatility and strength of the capital markets, deflation and inflation, all affect the business and economic environment and, ultimately, the profitability of the Company’s business. Disruptions in one market or asset class can also spread to other markets or asset classes. Upheavals in the financial markets can also affect the Company’s business through their effects on general levels of economic activity, employment and customer behavior.

C.M. LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The CMBS, RMBS and leveraged loan sectors are sensitive to evolving conditions that can impair the cash flows realized by investors and is subject to uncertainty. Management’s judgment regarding OTTI and estimated fair value depends upon the evolving investment sector and economic conditions. It can also be affected by the market liquidity, a lack of which can make it difficult to obtain accurate market prices for RMBS and other investments, including CMBS and leveraged loans. Any deterioration in economic fundamentals, especially related to the housing sector could affect management’s judgment regarding OTTI.

The Company has investments in structured products exposed primarily to the credit risk of corporate bank loans, corporate bonds or credit default swap contracts referencing corporate credit risk. Most of these structured investments are backed by corporate loans and are commonly known as collateralized loan obligations that are classified as CDOs. The portfolios backing these investments are actively managed and diversified by industry and individual issuer concentrations. Due to the complex nature of CDOs and the reduced level of transparency to the underlying collateral pools for many market participants, the recovery in CDOs valuations generally lags the overall recovery in the underlying assets. Management believes its scenario analysis approach, based primarily on actual collateral data and forward looking assumptions, does capture the credit and most other risks in each pool. However, in a rapidly changing economic environment, the credit and other risks in each collateral pool will be more volatile and actual credit performance of CDOs may differ from the Company’s assumptions.

The Company continuously monitors its investments and assesses their liquidity and financial viability; however, the existence of the factors described above, as well as other market factors, could negatively impact the market value of the Company's investments. If the Company sells its investments prior to maturity or market recovery, these investments may yield a return that is less than the Company otherwise would have been able to realize.

Asset-based fees calculated as a percentage of the separate account assets are a source of revenue to the Company. Gains and losses in the investment markets may result in corresponding increases and decreases in the Company’s separate account assets and related revenue.

Political Uncertainties

Political events, domestically or internationally, may directly or indirectly trigger or exacerbate risks related to product offerings, profitability, or any of the risk factors described above. Whether those underlying risk factors are driven by geopolitics or not, the Company’s dynamic approach to managing risks enables management to identify risks, internally and externally, develop mitigation plans, and respond to risks in an attempt to proactively reduce the potential impact of each underlying risk factor on the Company.

b.     Guaranty funds

The Company is subject to state insurance guaranty fund laws. These laws assess insurance companies’ amounts to be used to pay benefits to policyholders and policy claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially impact its financial position, results of operations or liquidity.

c.     Litigation and regulatory matters

In the normal course of business, the Company is involved in disputes, litigation and governmental or regulatory inquiries, administrative proceedings, examinations and investigations, both pending and threatened. These matters, if resolved adversely against the Company or settled, may result in monetary damages, fines and penalties or require changes in the Company’s business practices. The resolution or settlement of these matters is inherently difficult to predict. Based upon the Company’s assessment of these pending matters, the Company does not believe that the amount of any judgment, settlement or other action arising from any pending matter is likely to have a material adverse effect on the statement of financial position. However, an adverse outcome in certain matters could have a material adverse effect on the results of operations for the period in which such matter is resolved, or an accrual is determined to be required, on the financial statement financial position, or on our reputation.

C.M. LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company evaluates the need for accruals of loss contingencies for each matter. When a liability for a matter is probable and can be estimated, the Company accrues an estimate of the loss offset by related insurance recoveries or other contributions, if any. An accrual may be subject to subsequent adjustment as a result of additional information and other developments. The resolution of matters is inherently difficult to predict, especially in the early stages of matter. Even if a loss is probable, due to many complex factors, such as speed of discovery and the timing of court decisions or rulings, a loss or range of loss may not be reasonably estimated until the later stages of the matter. For matters where a loss is material and it is either probable or reasonably possible then it is disclosed. For matters where a loss may be reasonably possible, but not probable, or is probable but not reasonably estimated, no accrual is established, but the matter, if material, is disclosed.

d.     Commitments

In the normal course of business, the Company enters into commitments to purchase certain investments. The majority of these commitments have funding periods that extend between one and five years. The Company is not required to fund commitments once the commitment period expires.

As of December 31, 2025, the Company had the following outstanding commitments:

	2026	2027	2028	2029	2030	Thereafter	Total
	(In Millions)
Private Placements	$43	$10	$23	$12	$—	$11	$99
Mortgage Loans	1	—	2	—	—	1	4
Partnerships and limited liability companies	4	8	—	4	—	—	16
Total	$48	$18	$25	$16	$—	$12	$119

14.     Related party transactions

Pursuant to a management agreement, MassMutual, for a fee, furnishes the Company, as required, operating facilities, human resources, computer software development and managerial services. Investment and administrative services are also provided to the Company pursuant to a management services agreement with MassMutual. While management believes that these fees are calculated on a reasonable basis, these fees may not necessarily be indicative of the costs that would have been incurred on a stand-alone basis.

The following table summarizes the transactions between the Company and the related parties:

	Years Ended December 31,
	2025	2024	2023
	(In Millions)
Fee expense:
Management and service contracts and cost-sharing arrangements	$104	$89	$62

The Company reported amounts due from subsidiaries and affiliates of less than $1 million as of December 31, 2025 and 2024. The Company reported amounts due to subsidiaries and affiliates of $50 million and $24 million as of December 31, 2025 and 2024, respectively. Terms generally require settlement of these amounts within 30 to 90 days.

As of December 31, 2025, the Company no longer provided financing for MassMutual Asset Finance (MMAF).

C.M. LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Together, MassMutual and the Company, provide a credit facility to Jefferies Finance, LLC (Jefferies) whereby Jefferies borrows cash through short-term approved financings to fund the purchase of loans for securitization. During 2025, Jefferies borrowed $10 million and repaid $13 million under the credit facility. During 2024, there were no borrowings or repayments recorded. As of December 31, 2025, there were no outstanding borrowings under this facility. All outstanding interest due under the facility, as of December 31, 2025, had been paid. The interest of this facility is calculated based on a full pass through of interest accrued on the underlying loans purchased.

In 2023, C.M. Life sold approximately $563 million of private placement corporate assets to MassMutual Life. This resulted in a realized loss of $56 million.

In 2025, the Company did not declare or pay dividends to MassMutual. In 2024, the Company declared and paid $190 million in dividends to MassMutual.

The Company has coinsurance agreements with MassMutual where the Company cedes substantially all of the premium on certain universal life policies. In return, MassMutual pays to the Company a stipulated expense allowance and death and surrender benefits. MassMutual holds the assets and related reserves for payment of future benefits on the ceded policies.

As of December 31, 2025, the net amounts due from MassMutual for the various reinsurance agreements were $48 million and $19 million as of December 31, 2025 and December 31, 2024, respectively. These outstanding balances are due and payable with terms ranging from quarterly to annually, depending on the agreement in effect.

The following table summarizes the related party reinsurance transactions between the Company and MassMutual:

	Years Ended December 31,
	2025	2024	2023
	(In Millions)
Premium ceded, related to:
Stop-loss agreement	$(4)	$(5)	$(2)
Coinsurance agreements	(464)	(34)	(37)

Expense allowances on reinsurance ceded, included in fees and other income, related to:
Coinsurance agreements	17	6	7

Policyholders' benefits ceded, related to:
Coinsurance agreements	142	85	83

In September 2025, the Company entered into the coinsurance agreement with MassMutual where the Company cedes all the premium on certain annuity contracts. In return, MassMutual pays to the Company a stipulated ceding commissions and expense allowance as well as annuity and surrender benefits. MassMutual holds the assets and related reserves for payment of future benefits on the ceded policies.

15.     Subsidiaries and affiliated companies

A summary of ownership and relationship of the Company and its subsidiaries and affiliated companies as of December 31, 2025 is illustrated below.

Direct and Indirect Subsidiaries of MassMutual
C.M. Life Insurance Company

C.M. LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CML Global Capabilities LLC
MM Global Capabilities I LLC
MM Global Capabilities II LLC
MM Global Capabilities III LLC
MM/Barings Multifamily TEBS 2020 LLC
Berkshire Way LLC
MML Special Situations Investor LLC
Timberland Forest Holding LLC
Insurance Road LLC
EM Opportunities LLC
MassMutual MCAM Insurance Company, Inc.
MassMutual Ventures US IV GP, LLC
MassMutual Ventures US IV, L.P.
MassMutual Ventures Europe/APAC I GP, LLC
MassMutual Ventures Europe/APAC I GP, L.P.
MassMutual Ventures Europe/APAC I L.P.
Counterpointe Sustainable Advisors LLC
Jefferies Finance LLC (50% owned by MMLIC)
Glidepath Holdings Inc.
MassMutual Mortgage Lending LLC
MM Copper Hill Road LLC
MMV CTF I GP LLC
MassMutual Ventures Climate Technology Fund I L.P.
MM Direct Private Investments Holding LLC
DPI-ACRES Capital LLC
DPI-ARES Mortgage Lending LLC
MM Investment Holding
MML CM LLC
MML Distributors LLC
MML Investment Advisers, LLC
MML Strategic Distributors, LLC
MassMutual Private Wealth & Trust, FSB
MML Private Placement Investment Company I, LLC
MML Private Equity Fund Investor LLC
MM Private Equity Intercontinental LLC
Pioneers Gate LLC
MassMutual Holding LLC
Amherst Long Term Holdings, LLC
Enroll Confidently, Inc.
Imbiba Growth LLP
Yunfeng Financial Group Limited
MassMutual External Benefits Group LLC
Stillings Street LLC
Eclipse Business Capital LLC
Port 51 Lending Holdings LLC
Counterpoint - MM MOrtgage Lending LLC
LNL MM, LLC
CapSec LLC
LNL MM, LLC
MML Bay State Life Insurance Company

C.M. LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CML Special Situations Investor LLC
CM Life Mortgage Lending LLC

16.     Subsequent events

Management of the Company has evaluated subsequent events through February 26, 2026, the date the financial statements were available to be issued to state regulators and subsequently on the Company’s website. No events have occurred subsequent to the date of the financial statements.

C.M. LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

17.     Impairment listing for loan-backed and structured securities

The following are the total cumulative adjustments and impairments for loan-backed and structured securities since July 1, 2009:

Period Ended	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
December 31, 2025	$114,737	$—	$114,737	$102,155	$(12,582)	$102,155	$101,389
September 30, 2025	33,788	—	33,788	32,758	(1,030)	32,758	31,172
June 30, 2025	398,653	—	398,653	362,448	(36,205)	362,448	357,420
March 31, 2025	3,544,035	—	3,544,035	2,878,452	(665,583)	2,878,452	2,865,168
December 31, 2024	61,096	—	61,096	26,921	(34,175)	26,921	19,385
September 30, 2024	397,178	—	397,178	339,528	(57,650)	339,528	408,151
June 30, 2024	1,349,958	—	1,349,958	1,290,607	(59,351)	1,290,607	1,137,070
March 31, 2024	2,597,476	—	2,597,476	2,576,147	(21,329)	2,576,147	2,784,031
December 31, 2023	4,801,982	—	4,801,982	4,566,582	(235,400)	4,566,582	4,088,857
September 30, 2023	2,162,075	—	2,162,075	2,089,437	(72,638)	2,089,437	1,988,071
June 30, 2023	1,800,802	—	1,800,802	1,752,217	(48,585)	1,752,217	1,684,846
March 31, 2023	3,007,713	—	3,007,713	2,826,625	(181,088)	2,826,625	2,584,527
December 31, 2022	3,726,463	—	3,726,463	3,283,242	(443,221)	3,283,242	3,150,825
September 30, 2022	1,337,132	—	1,337,132	1,270,962	(66,170)	1,270,962	1,195,634
June 30, 2022	1,069,792	—	1,069,792	949,598	(120,194)	949,598	917,792
March 31, 2022	1,366,642	—	1,366,642	1,092,539	(274,102)	1,092,539	1,084,285
December 31, 2021	153,706	—	153,706	146,419	(7,287)	146,419	133,301
September 30, 2021	429,103	—	429,103	422,210	(6,893)	422,210	371,650
June 30, 2021	1,130,186	—	1,130,186	1,019,790	(110,396)	1,019,790	1,128,667
March 31, 2021	580,686	—	580,686	541,584	(39,102)	541,584	539,293
December 31, 2020	2,202,709	—	2,202,709	1,981,547	(221,162)	1,981,547	2,127,616
September 30, 2020	3,225,941	—	3,225,941	2,914,652	(311,289)	2,914,652	2,881,746
June 30, 2020	1,978,627	—	1,978,627	1,765,784	(212,843)	1,765,784	1,794,192
March 31, 2020	2,725,567	—	2,725,567	2,242,474	(483,093)	2,242,474	2,684,492
December 31, 2019	395,604	—	395,603	374,233	(21,371)	374,233	323,929
September 30, 2019	2,403,817	—	2,403,817	2,163,454	(240,363)	2,163,454	1,796,355
June 30, 2019	1,138,783	—	1,138,783	965,642	(173,141)	965,642	1,187,758
March 31, 2019	1,165,908	—	1,165,908	1,155,765	(10,143)	1,155,765	1,186,451
December 31, 2018	904,746	—	904,746	770,347	(134,399)	770,347	817,965
September 30, 2018	496,473	—	496,473	447,735	(48,737)	447,735	449,782
June 30, 2018	39,548	—	39,548	1,365	(38,183)	1,365	4,435
March 31, 2018	84,116	—	84,116	56,604	(27,511)	56,604	56,886
December 31, 2017	21,358	—	21,358	17,379	(3,979)	17,379	25,404
September 30, 2017	31,370	—	31,370	30,181	(1,188)	30,181	97,082
June 30, 2017	4,452,491	—	4,452,491	4,378,331	(74,160)	4,378,331	6,609,233
March 31, 2017	4,815,924	—	4,815,924	4,784,422	(31,502)	4,784,422	6,463,013
December 31, 2016	4,846,676	—	4,846,676	4,829,684	(16,992)	4,829,684	6,221,820
September 30, 2016	4,994,934	—	4,994,934	4,730,196	(264,738)	4,730,196	6,883,514
June 30, 2016	5,054,395	—	5,054,395	4,955,880	(98,515)	4,955,880	6,764,218
March 31, 2016	6,298,495	—	6,298,495	6,092,642	(205,853)	6,092,642	7,817,461
December 31, 2015	474,546	—	474,546	468,066	(6,480)	468,066	467,904
September 30, 2015	5,603,766	—	5,603,766	5,064,430	(539,336)	5,064,430	6,491,786
June 30, 2015	8,300,146	—	8,300,146	8,096,024	(204,122)	8,096,024	8,991,309
March 31, 2015	4,134,216	—	4,134,216	4,097,041	(37,175)	4,097,041	4,062,060
December 31, 2014	9,225,670	—	9,225,670	9,099,603	(126,067)	9,099,603	10,324,197
September 30, 2014	—	—	—	—	—	—	—
June 30, 2014	6,799,823	—	6,799,823	6,410,214	(389,609)	6,410,214	8,821,203
March 31, 2014	10,842,786	—	10,842,786	9,332,953	(1,509,833)	9,332,953	11,545,156
December 31, 2013	13,068,728	—	13,068,728	12,446,803	(621,925)	12,446,803	13,075,122
September 30, 2013	8,777,769	—	8,777,769	8,640,444	(137,325)	8,640,444	8,226,635
June 30, 2013	11,479,347	—	11,479,347	11,079,158	(400,190)	11,079,158	10,139,599
March 31, 2013	15,334,535	—	15,334,535	14,970,376	(364,159)	14,970,376	14,135,122
December 31, 2012	31,785,329	—	31,785,329	30,443,342	(1,341,987)	30,443,342	27,669,977
September 30, 2012	67,270,430	—	67,270,430	65,265,347	(2,005,083)	65,265,347	57,019,262
June 30, 2012	70,455,900	—	70,455,900	69,041,733	(1,414,167)	69,041,733	55,143,333
March 31, 2012	87,853,178	—	87,853,178	85,053,001	(2,800,177)	85,053,001	67,243,938
December 31, 2011	90,342,742	—	90,342,742	87,759,853	(2,582,889)	87,759,853	61,663,659

C.M. LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

September 30, 2011	62,166,554	—	62,166,554	60,544,909	(1,621,646)	60,544,909	45,284,654
June 30, 2011	80,582,827	—	80,582,827	76,857,393	(3,725,434)	76,857,393	60,286,999
March 31, 2011	87,925,923	—	87,925,923	85,768,903	(2,157,020)	85,768,903	65,285,429
December 31, 2010	78,922,237	—	78,922,237	77,329,041	(1,593,196)	77,329,041	57,284,607
September 30, 2010	75,579,158	—	75,579,158	73,844,794	(1,734,364)	73,844,794	53,531,682
June 30, 2010	106,701,990	—	106,701,990	104,920,573	(1,781,417)	104,920,573	77,297,241
March 31, 2010	117,247,145	—	117,247,145	110,848,178	(6,398,967)	110,848,178	81,512,593
December 31, 2009	94,759,892	—	94,759,892	91,319,793	(3,440,099)	91,319,793	61,154,482
September 30, 2009	203,672,078	(2,299,537)	201,372,541	193,090,828	(8,281,714)	193,090,828	124,234,344
Totals		$(2,299,537)			$(50,326,524)

The following contains asset-backed and structured securities that recognized OTTI classified on the following bases for recognizing OTTI:

Amortized Cost Basis Before OTTI Impairment
OTTI Recognized in Loss
		Interest	Non-interest	Fair Value
(In Millions)
OTTI recognized in the first quarter
Intent to sell	$—	$—	$—	$—
Inability or lack of intent to retain the investment in the security for a period of time sufficient to recover the amortized cost basis	4	—	1	3
Total first quarter	$4	$—	$1	$3

OTTI recognized in the second quarter
Intent to sell	$—	$—	$—	$—
Inability or lack of intent to retain the investment in the security for a period of time sufficient to recover the amortized cost basis	—	—	—	—
Total second quarter	$—	$—	$—	$—

OTTI recognized in the third quarter
Intent to sell	$—	$—	$—	$—
Inability or lack of intent to retain the investment in the security for a period of time sufficient to recover the amortized cost basis	—	—	—	—
Total third quarter	$—	$—	$—	$—

OTTI recognized in the fourth quarter
Intent to sell	$—	$—	$—	$—
Inability or lack of intent to retain the investment in the security for a period of time sufficient to recover the amortized cost basis	—	—	—	—
Total fourth quarter	$—	$—	$—	$—

Annual aggregate total		$—	$1

All impairments were taken due to the present value of cash flows expected to be collected being less than the amortized cost basis.

C.M. LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is a CUSIP detail list of impaired structured securities where the present value of cash flows expected to be collected is less than the amortized cost basis.

1	2	3	4	5	6	7
CUSIP	Adjusted Carrying Value Amortized Cost before OTTI	Present Value of Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value at Time of OTTI	Date of Financial Instrument Where Reported
12624QAC7	$194,641	$27,694	$166,947	$27,694	$26,312	March 31, 2025
36192RAL6	78,873	4,590	74,283	4,590	4,527	March 31, 2025
46639YAX5	284,927	31,961	252,966	31,961	30,094	March 31, 2025
02660THL0	5,846	3,849	1,997	3,849	3,833	March 31, 2025
040104TG6	13,637	13,114	523	13,114	13,003	March 31, 2025
17311YAC7	75,367	62,546	12,821	62,546	62,268	March 31, 2025
30247DAD3	7,901	7,433	468	7,433	7,427	March 31, 2025
40431KAE0	186,606	181,523	5,083	181,523	181,049	March 31, 2025
617463AA2	379	324	55	324	321	March 31, 2025
61750MAB1	321	313	8	313	311	March 31, 2025
84752CAE7	15,306	13,419	1,887	13,419	13,439	March 31, 2025
86363HAB8	2,942	2,506	436	2,506	2,504	March 31, 2025
05535DAN4	66,236	59,213	7,023	59,213	63,015	March 31, 2025
124860CB1	21,058	15,474	5,584	15,474	15,454	March 31, 2025
45254TRX4	5,838	5,371	467	5,371	5,367	March 31, 2025
45254TSM7	51,047	46,160	4,887	46,160	45,141	March 31, 2025
45660LW96	48,703	41,013	7,690	41,013	40,861	March 31, 2025
45660LYW3	50,744	49,001	1,743	49,001	49,417	March 31, 2025
466247XE8	72,780	51,572	21,208	51,572	51,010	March 31, 2025
65535VRK6	25,381	21,386	3,995	21,386	20,890	March 31, 2025
761118FM5	151,214	149,320	1,894	149,320	142,173	March 31, 2025
761118RJ9	6,429	6,307	122	6,307	6,252	March 31, 2025
86359A6A6	90,839	86,083	4,756	86,083	83,887	March 31, 2025
9393365V1	3,676	3,298	378	3,298	3,273	March 31, 2025
05946XYP2	15,471	13,376	2,095	13,376	13,372	March 31, 2025
126694YM4	47,125	41,598	5,527	41,598	41,516	March 31, 2025
41161PWB5	70,262	61,835	8,427	61,835	61,542	March 31, 2025
45660N5H4	102,065	94,159	7,906	94,159	93,879	March 31, 2025
45660NT88	1,681	1,565	116	1,565	1,506	March 31, 2025
61915RBB1	77,511	70,386	7,125	70,386	70,146	March 31, 2025
92922F5T1	100,334	93,964	6,370	93,964	94,110	March 31, 2025
939336X65	158,531	152,922	5,609	152,922	153,134	March 31, 2025
36298XAA0	762,161	738,661	23,500	738,661	738,029	March 31, 2025
36298XAB8	648,291	635,819	12,472	635,819	635,179	March 31, 2025
576433NH5	14,226	6,557	7,669	6,557	6,542	March 31, 2025
589929N38	8,430	8,230	200	8,230	8,217	March 31, 2025
74951PBT4	3,214	2,379	835	2,379	2,328	March 31, 2025
86359DME4	74,042	73,531	511	73,531	73,840	March 31, 2025
02660THL0	4,110	3,947	163	3,947	3,825	June 30, 2025
17311YAC7	62,666	62,634	32	62,634	60,738	June 30, 2025
05535DAN4	57,475	57,332	143	57,332	60,178	June 30, 2025
073879QF8	12,157	9,485	2,672	9,485	10,025	June 30, 2025
124860CB1	15,474	15,445	29	15,445	15,435	June 30, 2025
45660LYW3	49,296	49,030	266	49,030	49,321	June 30, 2025
761118FM5	150,247	150,241	6	150,241	142,994	June 30, 2025
79548KXQ6	32,904	782	32,122	782	340	June 30, 2025
79549AYB9	1,102	340	762	340	282	June 30, 2025
05946XYP2	13,222	13,212	10	13,212	14,282	June 30, 2025
02660THL0	4,030	3,814	216	3,814	3,811	September 30, 2025
93934XAB9	15,757	15,732	25	15,732	16,461	September 30, 2025
761118RJ9	6,883	6,139	744	6,139	6,058	September 30, 2025
576433NH5	7,118	7,073	45	7,073	4,842	September 30, 2025
30247DAD3	7,383	7,168	215	7,168	7,145	December 31, 2025
35729RAE6	107,354	94,987	12,367	94,987	94,244	December 31, 2025
Totals	$4,091,213	$3,375,813	$715,400	$3,375,813	$3,355,149	XXX